Exhibit 10.2

Execution Version

NEITHER THIS CONVERTIBLE NOTE NOR THE SHARES OF COMMON STOCK INTO WHICH THIS CONVERTIBLE NOTE ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS. SUCH SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES AND MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FILED BY THE ISSUER (AS DEFINED BELOW) WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION COVERING SUCH SECURITIES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.

THIS CONVERTIBLE NOTE AND THE SHARES OF COMMON STOCK INTO WHICH THIS CONVERTIBLE NOTE ARE CONVERTIBLE ARE ALSO SUBJECT TO THE TERMS AND CONDITIONS OF THE PURCHASE AGREEMENT (AS DEFINED BELOW).

THIS CONVERTIBLE NOTE IS ISSUED WITH ORIGINAL ISSUE DISCOUNT FOR PURPOSES OF SECTION 1271 ET SEQ. OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. PURSUANT TO TREASURY REGULATION SECTION 1.1275-3, A HOLDER MAY OBTAIN THE ISSUE PRICE, AMOUNT OF ORIGINAL ISSUE DISCOUNT, ORIGINAL ISSUANCE DATE, AND YIELD TO MATURITY FOR THIS NOTE BY SUBMITTING A WRITTEN REQUEST FOR SUCH INFORMATION TO THE ISSUER AT THE FOLLOWING ADDRESS: AIRSPAN NETWORKS HOLDINGS INC., CAPITAL POINT, 33 BATH ROAD, SLOUGH, BERKSHIRE SL 1 3UF, UNITED KINGDOM, EMAIL: DBRANT@AIRSPAN.COM, ATTENTION: DAVID BRANT, CHIEF FINANCIAL OFFICER.

REFERENCE IS MADE TO THAT CERTAIN INTERCREDITOR AGREEMENT, DATED AS OF AUGUST 13, 2021 (AS THE SAME MAY BE AMENDED, AMENDED AND RESTATED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED, REPLACED OR EXTENDED FROM TIME TO TIME, THE “INTERCREDITOR AGREEMENT”), ENTERED INTO BY AMONG OTHERS, DBFIP ANI LLC, IN ITS CAPACITIES AS NOTES COLLATERAL AGENT AND AS TERM LOAN COLLATERAL AGENT (EACH AS DEFINED THEREIN) (“FORTRESS AGENT”). EACH HOLDER OF THIS CONVERTIBLE NOTE, BY ITS ACCEPTANCE OF THIS CONVERTIBLE NOTE (A) CONSENTS TO THE PARI PASSU NATURE OF LIENS PROVIDED FOR IN THE INTERCREDITOR AGREEMENT, (B) AGREES THAT IT WILL BE BOUND BY, AND WILL TAKE NO ACTIONS CONTRARY TO, THE PROVISIONS OF THE INTERCREDITOR AGREEMENT AND (C) ACKNOWLEDGES AND AGREES THAT THE INTERCREDITOR AGREEMENT IS A MATERIAL INDUCEMENT TO ITS EXTENDING CREDIT TO THE ISSUER AND TO THE TERM LOAN SECURED PARTIES CONSENTING TO THE ISSUANCE OF INDEBTEDNESS CONTEMPLATED BY THIS CONVERTIBLE NOTE AND THE PURCHASE AGREEMENT AND THE TERM LOAN SECURED PARTIES AND THE NOTES SECURED PARTIES ARE INTENDED THIRD PARTY BENEFICIARIES OF THE PROVISIONS OF THE INTERCREDITOR AGREEMENT.

THIS SENIOR SECURED CONVERTIBLE NOTE HAS BEEN EXECUTED BY THE ISSUER AND DELIVERED BY THE ISSUER TO THE HOLDER OUTSIDE OF THE STATE OF FLORIDA. ACCORDINGLY, THIS CONVERTIBLE NOTE IS EXEMPT FROM FLORIDA DOCUMENTARY STAMP TAX PURSUANT TO RULE 12B-4.053(34) OF THE FLORIDA ADMINISTRATIVE CODE.

[FORM OF] SECOND AMENDED AND RESTATED SENIOR SECURED CONVERTIBLE NOTE

[Original Issuance Date: August 13, 2021

First Exchange Date: April 8, 2022

Second Exchange Date: May 18, 2023]

Initial Principal Amount: $[___]	New York, NY
Initial Purchase Price: $[___]

No. A-[__]

AIRSPAN NETWORKS HOLDINGS INC. (formerly known as NEW BEGINNINGS ACQUISITION CORP.), a Delaware corporation (the “Issuer”), for value received, hereby promises to pay to [HOLDER] or its registered assigns (“Holder”), the principal sum of [___ ($___)], together with interest thereon as provided herein.

This Second Amended and Restated Senior Secured Convertible Note (this “Convertible Note”) is being issued pursuant to that certain Senior Secured Convertible Note Purchase and Guarantee Agreement, dated as of July 30, 2021 (as modified by (i) the Limited Waiver and Consent under Senior Secured Convertible Note Purchase and Guarantee Agreement, dated as of November 2, 2021, (ii) the First Amendment and Waiver to Senior Secured Convertible Note Purchase and Guarantee Agreement and Other Note Documents, dated as of March 29, 2022, (iii) the Limited Consent letter agreement, dated as of March 31, 2022, (iv) the Limited Consent letter agreement, dated as of September 14, 2022, (v) the Second Amendment, Limited Waiver and Consent Under Senior Secured Convertible Note Purchase and Guarantee Agreement and Other Note Documents, dated as of November 14, 2022 and (vi) the Limited Waiver and Consent, Third Amendment to Senior Secured Convertible Note Purchase and Guarantee Agreement and Reaffirmation of Note Documents, dated as of May 18, 2023, and as may be further amended, amended and restated, restated, supplemented or otherwise modified, extended or replaced, the “Purchase Agreement”), by and among the Issuer, the Holder, the other purchasers party thereto, the guarantors from time to time party thereto, and DBFIP ANI LLC, as agent, collateral agent and trustee for the Holder and the other purchasers party thereto. Capitalized terms used but not defined herein shall have the meanings given to them in the Purchase Agreement. This Convertible Note is one of a series of Convertible Notes in substantially the same form being issued in accordance with the provisions of the Purchase Agreement (the “Other Convertible Notes”). This Convertible Note and the Other Convertible Notes are sometimes referred to collectively as the “Convertible Notes”.

1. Definitions. For purposes of this Convertible Note, the capitalized terms set forth below shall have the following meanings. The words “herein,” “hereof,” “hereunder” and words of similar import refer to this Convertible Note as a whole and not to any particular Article, Section or other subdivision. The terms defined in this Article include the plural as well as the singular.

“Airspan” means Airspan Networks Inc., a Delaware corporation.

“Allocable Share” means with respect to any Excess Proceeds having an aggregate principal amount equal to:

(1) an amount equal to one hundred percent (100%) of such Excess Proceeds; multiplied by

(2) a fraction (x) the numerator of which is equal to the outstanding aggregate principal amount of the Convertible Notes held by such Holder and (y) the denominator of which is equal to the outstanding aggregate principal amount of the Convertible Notes and all other Priority Lien Debt required to be repaid with such Excess Proceeds, rounded down to the nearest $1,000.

“Applicable Rate” means ten percent (10%) per annum; it being understood that the then Applicable Rate shall be increased by three and three-quarters of one percent (3.75%) per annum (i) immediately and automatically upon the occurrence of an Event of Default described in Section 6.1(h) or 6.1(i) of the Purchase Agreement or (ii) at the option of the Collateral Agent or the Holders of at least a majority of the Convertible Notes then outstanding, upon the occurrence and during the continuation of any other Default or Event of Default other than those specified in clause (i) above (such rate, the (“Default Rate”)).

“Board” means the board of directors of the Issuer.

“Business Day” means each day that is not a Saturday, Sunday or a day, on which commercial banks are authorized to close under the laws of the State of New York.

“Change of Control” means the occurrence of any one of the following after the Original Issuance Date: (i) the Key Investors shall fail to beneficially and of record own and control (directly or indirectly), at least fifty percent (50%) on a fully diluted basis of the aggregate outstanding voting and economic power of the Equity Interests of the Issuer (inclusive of warrants and other convertible instruments) owned by the Key Investors on the Original Issuance Date (after giving effect to the consummation of the Transaction); (ii) an acquisition by an individual, legal entity or “group” (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of Equity Interests of the Issuer, by contract or otherwise of more than fifty percent (50%) of the Equity Interests of the Issuer), (iii) the Issuer or any Subsidiary thereof sells or transfers all or any substantial portion of its assets to another Person (other than the Liens under the Note Documents and Transfers, Investments and Business Combinations expressly permitted by this Convertible Note), (iv) (x) at any time, the Issuer shall cease to own and control, of record and beneficially, directly or indirectly, one hundred percent (100%) of the aggregate voting and economic power of the Equity Interests of each Subsidiary of the Issuer (other than the IP Hold-Co) free and clear of all Liens (except Permitted Liens) or (y) at any time, Airspan shall cease to own and control, of record and beneficially, directly or indirectly, at least ninety nine and eight tenths percent (99.8%) of the aggregate voting and economic power of the Equity Interests of IP Hold-Co free and clear of all Liens (except for Permitted Liens), or (v) a “change of control” occurs under any Material Indebtedness (other than the Obligations) of the Issuer or any of its Subsidiaries. For the avoidance of doubt, no “Change of Control” shall be deemed to have occurred under this Convertible Note solely pursuant to the consummation of the Divestiture Transaction in accordance with the terms of the Mimosa Purchase Agreement as in effect on the Third Amendment Effective Date.

“Close of Business” means 5:00 p.m. New York City time.

“Common Stock” means the Issuer’s common stock, par value $0.0001 per share.

“Consolidated Current Assets” means, as at any date of determination, the total assets of Issuer and its Subsidiaries on a consolidated basis that may properly be classified as current assets in conformity with GAAP, excluding cash and Cash Equivalents.

“Consolidated Current Liabilities” means, as at any date of determination, the total liabilities of Issuer and its Subsidiaries on a consolidated basis that may properly be classified as current liabilities in conformity with GAAP, excluding the current portion of long term debt.

“Consolidated Excess Cash Flow” means, for any period, an amount (if positive) determined for Issuer and its Subsidiaries on a consolidated basis equal to: (a) the sum, without duplication, of the amounts for such period of (i) EBITDA of the Issuer and its Subsidiaries, plus (ii) interest income, plus (iii) other non-ordinary course income (excluding any gains or losses attributable to the Asset Dispositions and Transfers), plus (iv) the Consolidated Working Capital Adjustment, minus (b) the sum, without duplication, of the amounts for such period of (i) voluntary and scheduled repayments of Consolidated Total Debt (excluding repayments of revolving loans except to the extent the related revolving commitments are permanently reduced in connection with such repayments), plus (ii) Capital Expenditures of Issuer and its Subsidiaries (net of any proceeds of (x) Net Cash Proceeds from Asset Dispositions to the extent reinvested in accordance with Section 6.4 hereof, and (y) any proceeds of related financings with respect to such expenditures), plus (iii) Consolidated Interest Expense, plus (iv) provisions for current taxes based on income of Issuer and its Subsidiaries and payable in cash with respect to such period, plus (v) to the extent permitted and added back pursuant to clause (d) of the definition of EBITDA, the amount of fees or expenses paid in cash in respect to the transactions described in clause (d) of the definition of EBITDA during such period.

“Consolidated Interest Expense” means, for any period, total interest expense (including that portion attributable to Capitalized Leases in accordance with GAAP and capitalized interest) of Issuer and its Subsidiaries on a consolidated basis with respect to all outstanding Consolidated Total Debt, including all commissions, discounts and other fees and charges owed with respect to letters of credit and net costs under Hedging Contracts, including any amounts referred to in Section 1.2 of the Purchase Agreement.

“Consolidated Total Debt” means, as at any date of determination, the aggregate stated balance sheet amount of all Indebtedness of Holdings and its Subsidiaries determined on a consolidated basis in accordance with GAAP.

“Consolidated Working Capital” means, as at any date of determination, the excess or deficiency of Consolidated Current Assets over Consolidated Current Liabilities.

“Consolidated Working Capital Adjustment” means, for any period of determination on a consolidated basis, the amount (which may be a negative number) by which Consolidated Working Capital as of the beginning of such period exceeds (or is less than) Consolidated Working Capital as of the end of such period.

“Conversion Price” means “$8.00”, as may be adjusted from time to time as set forth in this Convertible Note.

“Daily VWAP” means, for any Trading Day, the per share volume-weighted average price as displayed under the heading “Bloomberg VWAP” on Bloomberg page “MIMO <equity> AQR” (or its equivalent successor if such page is not available) in respect of the period from the scheduled open of trading until the scheduled close of trading of the primary trading session on such Trading Day (or, if such volume-weighted average price is unavailable, the market value of one (1) share of Common Stock on such Trading Day determined, using a volume-weighted average method, by a nationally recognized independent investment banking firm retained for this purpose by the Issuer). The “Daily VWAP” will be determined without regard to after-hours trading or any other trading outside of the regular trading session trading hours.

“Excess Proceeds” means any Debt Issuance Net Proceeds, Excess Asset Disposition Net Proceeds, Excess Condemnation Net Proceeds or, as the context may require, Excess Equity Issuance Net Proceeds.

“First Amendment Effective Date” means March 29, 2022.

“Interest Payment Date” means, (i) the last day of each fiscal quarter of the Issuer ending after the Closing Date, and (ii) the Maturity Date; provided if such date is not a Business Day, the applicable Interest Payment Date shall be the next succeeding Business Day.

“Key Investors” means Oak Investments, Reliance Jio Infocomm Limited and Softbank Group Capital Limited.

“Last Reported Sale Price” of the Common Stock on any date means the closing sale price per share of Common Stock (or if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices) on that date as reported in composite transactions for the NYSE American stock exchange (the “NYSE American”). If the Common Stock is not so listed, the “Last Reported Sale Price” shall be the closing sale price per share of Common Stock (or if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices) on that date as reported in composite transactions for the principal U.S. national securities exchange on which the Common Stock is listed for trading, if any. If the Common Stock is not listed for trading on any U.S. national securities exchange on the relevant date, the “Last Reported Sale Price” shall be the closing sale price per share of Common Stock (or if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices) on that date reported in composite transactions for the principal U.S. regional securities exchange on which the Common Stock is traded, if any. If the Common Stock is not so listed, the “Last Reported Sale Price” shall be the last quoted bid price per share for the Common Stock in the over-the-counter market on the relevant date as reported by OTC Markets Group Inc. or a similar organization. If the Common Stock is not so quoted, the “Last Reported Sale Price” shall be the average of the mid-point of the last bid and ask prices per share for the Common Stock on the relevant date from each of at least three nationally recognized independent investment banking firms selected by the Issuer for this purpose at its expense. The “Last Reported Sale Price” shall be determined by the Issuer, except to the extent otherwise specified in this definition.

“Net Cash Proceeds” means:

(a) with respect to any Transfer (other than the issuance of Equity Interests of Issuer, which is addressed under clause (b) of this definition), Asset Disposition or any insurance or condemnation award, the aggregate cash proceeds (including cash proceeds received pursuant to policies of insurance or condemnation awards or by way of deferred payment of principal pursuant to a note, installment receivable or otherwise, but only as and when cash is actually received) received by Issuer or any Subsidiary pursuant to any such Transfer, Asset Disposition or insurance proceeds or condemnation award net of (i) the direct costs relating to such Asset Disposition (including sales commissions and legal, accounting and investment banking fees), (ii) net income taxes paid as a result thereof (after taking into account any tax credits or deductions and any tax sharing arrangements) and (iii) amounts required to be applied to the repayment of any Indebtedness secured by a Lien on the asset subject to any such Transfer or other Asset Disposition (other than a Convertible Note) or required to be paid to parties (other than Affiliates of a Note Party) having superior rights to the proceeds of any such Transfer or other Asset Disposition to the extent such superior rights are permitted hereunder; and

(b) with respect to any issuance of Equity Interests of Issuer or Indebtedness of the Issuer or its Subsidiaries (excluding Permitted Indebtedness), the aggregate cash proceeds received by Issuer or any of its Subsidiaries pursuant to such issuance, net of the direct costs of such issuance (including reasonable and documented up-front, underwriters’ and placement fees and any related tax, legal and accounting fees) to the extent that such costs, fees and expenses are paid to non-Affiliates.

“Original Issuance Date” means August 13, 2021.

“Redemption Price” the sum of (i) the principal amount then outstanding, (ii) any accrued and unpaid interest through the applicable redemption date, and (iii) the outstanding principal amount of the Convertible Note multiplied by the applicable percentage set forth in the below table (such applicable amount, the “Make-Whole Amount”):

	Stock Price
Effective Date	$6.40	$7.68	$8.96	$10.24	$11.52	$12.80	$16.00	$19.20	$25.60	$32.00
December 31, 2021	15.0%	11.9%	9.8%	8.2%	7.0%	6.1%	4.4%	3.3%	1.9%	0%
December 31, 2022	15.0%	11.0%	9.0%	7.6%	6.5%	5.6%	4.1%	3.1%	0%	0%
December 31, 2023	15.0%	9.7%	7.8%	6.6%	0%	0%	0%	0%	0%	0%
December 31, 2024	15.0%	7.9%	6.2%	0%	0%	0%	0%	0%	0%	0%

For purposes of the table set forth immediately above and for the purposes of making any Make-Whole Amount determination, “Stock Price” means (A) in the case of an Optional Redemption, the Last Reported Sale Price; (B) in the case of a Fundamental Change, the price paid per share of Common Stock in the transaction constituting the Fundamental Change, if holders of Common Stock receive only cash in the transaction constituting the Fundamental Change, the Stock Price shall equal the cash amount paid per share of Common Stock; (C) in the case that (x) there has been a Termination of Trading or (y) if on the date of such Prepayment Event, the Stock Price per share of Common Stock is less than $6.40, then the Stock Price for the purposes of determining the applicable Make-Whole Amount based on the table above, the Stock Price shall be deemed to be equal to $6.40 as of the applicable date; or (D) in all other cases other the those described in clauses (A), (B) and (C) above, the Stock Price shall equal the arithmetic average of the Last Reported Sale Price over the five Trading Day period ending on the Trading Day immediately preceding the Effective Date of the Fundamental Change or, as the context may require, such other Prepayment Event. It being further provided that if as of the date of such Prepayment Event, the Stock Price is greater than $32.00, then the Stock Price for the purposes of determining the applicable Make-Whole Amount shall be deemed to be $32.00 as of the applicable date.

The exact Stock Price and Effective Date may not be set forth in the table above, in which case if the Stock Price is between two Stock Prices in the table above or the Effective Date is between two dates in the table, the applicable percentage shall be determined by a straight-line interpolation between applicable percentage set forth for the higher and lower Stock Prices and the earlier and later dates, as applicable, based on a 365-day or 366-day year, as applicable.

The Stock Prices set forth in the column headings of the table above shall be adjusted as of any date on which the Conversion Price is otherwise adjusted. The adjusted Stock Price shall equal the Stock Price immediately prior to such adjustment, multiplied by a fraction, the numerator of which is the Conversion Rate immediately prior to such adjustment giving rise to the Stock Price adjustment and the denominator of which is the Conversion Rate as so adjusted.

“Termination of Trading” shall be deemed to have occurred if the Common Stock or other common stock or American Depositary Shares or similar instruments into which the Convertible Note is convertible is not listed for trading on the New York Stock Exchange, the NYSE American, the Nasdaq Global Market, the Nasdaq Global Select Market or the Nasdaq Capital Market (or any of their respective successors) or ceases to be traded in contemplation of a delisting or withdrawal of approval.

“Threshold Price” means $10.00. The Threshold Price is subject to adjustment in the same manner and at the same time as the Conversion Price is adjusted from time to time as set forth in this Convertible Note, except that no adjustment will be made to the Threshold Price in connection with an adjustment of the Conversion Price pursuant to Section 4.5(f) or Section 4.5(g).

“Trading Day” means any day on which (i) trading in the Common Stock (or other security for which a closing sale price must be determined) generally occurs (w) on the NYSE American, (x) if the Common Stock (or such other security) is not then listed on the NYSE American, on the principal U.S. national securities exchange on which the Common Stock (or such other security) is then listed, (y) if the Common Stock (or such other security) is not so listed, on the principal U.S. regional securities exchange on which the Common Stock (or such other security) is then listed, or (z) if the Common Stock (or such other security) is not so listed, on the principal other market on which the Common Stock (or such other security) are then traded. If the Common Stock is not so listed or admitted for trading, “Trading Day” means a Business Day.

“Triggering Event” means the occurrence, at any time after the second anniversary of the Original Issuance Date, of the Last Reported Sale Price of the Common Stock for any thirty (30) consecutive Trading Days exceeding one hundred and thirty percent (130%) of the Triggering Price then in effect and as adjusted pursuant to the terms herein.

“Triggering Price” means $12.50. The Triggering Price is subject to adjustment in the same manner and at the same time as the Conversion Price is adjusted from time to time as set forth in this Convertible Note, except that no adjustment will be made to the Triggering Price in connection with an adjustment of the Conversion Price pursuant to Section 4.5(g).

2. Payments.

(a) The outstanding principal balance and other Obligations evidenced by this Convertible Note and the other Note Documents shall bear interest on and after the Original Issuance Date, at the then Applicable Rate. Interest shall be computed on the basis of a 360-day year of twelve (12) thirty (30) day months and shall accrue commencing on the Original Issuance Date. For the avoidance of doubt, any interest due and payable in respect of the Obligations shall include any interest calculated using the Default Rate to the extent applicable.

Notwithstanding anything to the contrary contained herein or in any other Note Document, the interest paid or agreed to be paid under the Note Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If the Holder receives interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal amount of the Obligations or, if it exceeds such unpaid principal, refunded to the Issuer. In determining whether the interest contracted for, charged, or received by the Holder exceeds the Maximum Rate, the Holder may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, Make-Whole Amount or premium rather than interest; (b) exclude voluntary prepayments and the effects thereof; and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations.

(b) Accrued interest, if any, on the principal amount of this Convertible Note shall be payable quarterly in arrears on each Interest Payment Date, with the first such payment to be made on September 30, 2021 (the “Initial Interest Payment Date”). Subject to the provisions of Section 4 hereof relating to the conversion of this Convertible Note, the entire principal sum hereof, together with any accrued and unpaid interest thereon (including post-petition interest in any proceeding under any Debtor Relief Law) and other Obligations (other than yet unasserted contingent obligations), shall be due and payable on the Maturity Date. Additionally, accrued and unpaid interest (including post-petition interest in any proceeding under any Debtor Relief Law) on the Obligations shall be due and payable upon any of the following: (i) the payment of the entire principal sum hereof; or (ii) conversion of this Convertible Note pursuant to the provisions of Section 4 hereof as to that portion of the principal amount so converted. Interest will be paid to the person in whose name a Convertible Note is registered at the Close of Business on the fifth (5th) calendar day prior to the relevant Interest Payment Date, whether or not a Business Day (the “Regular Record Date”).

(c) The principal amount and any accrued and unpaid interest of this Convertible Note shall be paid by wire transfer in immediately available funds in United States dollars at the account and/or wire directions provided by the Holder. If any day on which any amount is payable under this Convertible Note is not a Business Day, then the amount otherwise payable on that date will be made on the next succeeding day that is a Business Day (without any interest or other payment in respect of such delay) (each such day on which principal or interest is payable pursuant hereto, a “Payment Date”).

(d) Except as otherwise expressly provided herein, all holders of Convertible Notes must be treated equally with respect to such payment of interest amounts. Subject to the terms of the Intercreditor Agreement, in the event of any partial payment of principal or accrued interest, for whatever reason, any such partial payment of principal and/or interest on the Convertible Notes shall be allocated among the respective Convertible Notes and holders thereof so that the amount of such payments to each holder shall bear as nearly as practicable the same ratio to the aggregate amount then to be paid as the principal amount of the Convertible Notes then held by such holder bears to the aggregate principal amount of Convertible Notes then outstanding.

3. Seniority; Security Interest

(a) The indebtedness evidenced by this Convertible Note and the payment of the Obligations evidenced hereby and by the other Note Documents shall rank pari passu with the other Priority Lien Obligations and shall rank senior to, and have priority in right of payment over, all other indebtedness of Issuer and its Subsidiaries now or hereafter outstanding.

(b) This Convertible Note, along with the other Note Documents, is secured by a Lien on and security interest in certain assets of the Issuer and certain of its Subsidiaries, as described in the Collateral Documents and such security interest and guarantee shall be secured on a pari passu basis by the same persons and collateral and assets as the Liens securing the other Priority Lien Obligations. By its acceptance of this Convertible Note, the Holder has authorized the Collateral Agent to act on behalf of the Holder and other holders of the Convertible Notes, and in such capacity to enter into the Collateral Documents and the Intercreditor Agreement and certain other Note Documents, as the same may be amended, modified, restated or supplemented from time to time, and to exercise for the benefit of the Holder all rights, powers and remedies provided to the Collateral Agent, under or pursuant to the Collateral Documents, the Intercreditor Agreement and the other Note Documents including, without limitation, those available upon an Event of Default.

4. Conversion

4.1. Conversion Rights. The unpaid principal amount of this Convertible Note (together with all accrued but unpaid interest thereon) shall be convertible, in whole or in part, at the option of the Holder at any time prior to the payment in full of the principal amount of this Convertible Note (together with all accrued but unpaid interest thereon), into such number of shares of fully paid and non-assessable shares of Common Stock as is determined by dividing the principal amount of the Convertible Note so converted (together with all accrued but unpaid interest thereon) by the Conversion Price (the “Holder Conversion Right”). The Issuer shall pay any and all transfer agent fees, legal fees, costs and any other fees or costs that may be incurred or charged in connection with the issuance of shares of Common Stock to the Holder arising out of or relating to the conversion of this Convertible Note.

4.2. Issuance of Certificates. The Holder Conversion Right may be exercised by the Holder by the surrender of this Convertible Note (or of any replacement Convertible Note issued hereunder) with the conversion notice attached hereto as Exhibit A duly executed, at the principal office of the Issuer or the transfer agent of the Issuer. Conversion shall be deemed to have been effected on the date that such delivery of the Convertible Note and conversion notice is actually made (the “Conversion Date”). As promptly as practicable, and in any event within three (3) Trading Days, after a Conversion Date and the Issuer’s receipt of the Convertible Note being converted (and the conversion notice, if applicable) (such third Trading Day thereafter, the “Share Delivery Date”), the Issuer shall (A) if legends are not required to be placed on certificates of Common Stock pursuant to the then existing provisions of Rule 144 of the Securities Act of 1933 (“Rule 144”) and provided that the transfer agent is participating in The Depository Trust Company’s (“DTC”) Fast Automated Securities Transfer Program, credit such aggregate number of shares of Common Stock to which the Holder shall be entitled to the Holder’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system or (B) if legends are required to be placed on certificates of Common Stock pursuant to Rule 144 or the transfer agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and deliver to the address as specified in the Conversion Notice, a certificate, registered in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder shall be entitled, which certificates shall not bear any restrictive legends unless required pursuant to Rule 144 and a check or cash with respect to any fractional interest in a share of Common Stock as provided in Section 4.4. The Issuer shall not be obligated to credit Common Stock or issue Common Stock certificates in the name of any party other than the Holder of the Convertible Notes, absent full compliance with the provisions of Section 9 hereof. The person in whose name the certificate or certificates for Common Stock are to be issued or credited shall be deemed to have become a stockholder of record on the next succeeding day on which the transfer books are open, but the Conversion Price shall be that in effect on the Conversion Date. All rights with respect to the Convertible Notes (or any portion thereof) that are converted pursuant to this Section 4, including the rights to receive interest and notices, shall terminate upon the conversion pursuant to this Section 4.2. Upon conversion of only a portion of this Convertible Note, the Issuer shall issue and deliver to the Holder hereof, at the expense of the Issuer, a new Convertible Note covering the principal amount of this Convertible Note not converted, which new Convertible Note shall entitle the holder thereof to interest on the principal amount thereof to the same extent as if the unconverted portion of this Convertible Note had not been surrendered for conversion.

4.3. Reservation of Common Stock Issuable Upon Conversion. The Issuer covenants that, for so long as any Convertible Notes remain outstanding, the Issuer will at all times have authorized and reserved for the purpose of issuance upon exercise of the Holder Conversion Right, a sufficient number of duly authorized shares of Common Stock to provide for the full exercise of the Holder Conversion Right. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding Convertible Notes, the Issuer shall take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, obtaining the requisite stockholder approval of any necessary amendment to the Certificate of Incorporation.

4.4. Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of this Convertible Note. In lieu of any fractional shares to which the Holder would otherwise be entitled, the Issuer shall pay cash equal to the product of such fraction multiplied by the Last Reported Sale Price on the Conversion Date, as determined in good faith by the Board.

4.5. Adjustment of Conversion Price. The Conversion Price and the number and kind of securities, including the Common Stock, which may be received upon the exercise of the Holder Conversion Right shall be subject to the adjustment from time to time upon the happening of certain events, as follows:

(a) Adjustment for Stock Splits and Combinations. If the Issuer shall at any time or from time to time after the Original Issuance Date effect a stock split or subdivision of the outstanding Common Stock, the Conversion Price then in effect immediately before that stock split or subdivision shall be proportionately decreased, and conversely, if the Issuer shall at any time or from time to time after the Original Issuance Date combine the outstanding shares of Common Stock, the Conversion Price then in effect immediately before the combination shall be proportionately increased. Any adjustment under this Section 4.5(a) shall become effective at the Close of Business on the date the stock split or subdivision or combination becomes effective.

(b) Adjustment for Certain Dividends and Distributions. In the event the Issuer shall at any time or from time to time after the Original Issuance Date make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable on the Common Stock in additional shares of Common Stock, then and in each such event the Conversion Price then in effect immediately before such event shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the Close of Business on such record date, by multiplying the Conversion Price then in effect by a fraction:

(i) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the Close of Business on such record date; and

(ii) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the Close of Business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price shall be recomputed accordingly as of the Close of Business on such record date and thereafter such Conversion Price shall be adjusted pursuant to this Section 4.5(b) as of the time of actual payment of such dividends or distributions.

(c) Adjustments for Other Dividends and Distributions. In the event the Issuer at any time or from time to time after the Original Issuance Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Issuer other than shares of Common Stock or in other property, then and in each such event an appropriate revision to the applicable Conversion Price shall be made and provisions shall be made (by adjustments of the Conversion Price or otherwise) so that the Holders shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, a dividend or other distribution of such securities or other property in an amount equal to the amount of such securities or other properties of the Issuer which they would have received had their Convertible Notes been converted into Common Stock on the date of such event and had thereafter, during the period from the date of such event to and including the Conversion Date, retained such securities (together with any distributions payable thereon during such period) receivable by them as aforesaid during such period, giving application to all adjustments called for during such period under this Section 4.5 with respect to the rights of the Holders.

(d) Adjustment for Reclassification, Exchange or Substitution. If the Common Stock issuable upon the conversion of the Convertible Notes at any time or from time to time after the Original Issuance Date shall be changed into the same or different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, exchange, substitution or otherwise (other than a stock split, subdivision or combination of shares provided for in Section 4.5(a) above, stock or other dividend or distribution provided for in Section 4.5(b) or (c) above, or a Business Combination or sale of assets provided for in Section 4.5(e) below), then and in each such event an appropriate revision to the applicable Conversion Price shall be made and provisions shall be made (by adjustments of the Conversion Price or otherwise) so that the Holder shall have the right thereafter to convert each Convertible Note into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, exchange, substitution or other change, as holders of the number of shares of Common Stock into which such Convertible Note might have been converted immediately prior to such reorganization, reclassification, exchange, substitution or other change, all subject to further adjustment as provided herein.

(e) Reorganization, Merger, Consolidation or Sale of Assets. If at any time or from time to time there shall be a capital reorganization of the Common Stock (other than a stock split, subdivision or combination of shares provided for in Section 4.5(a) above, stock or other dividend or distribution provided for in Section 4.5(b) or (c) above, or a reclassification, exchange or substitution provided for in Section 4.5(d) above) or a Business Combination of the Issuer with or into another corporation or entity, or the sale of all or substantially all of the Issuer’s properties and assets to any other person, then, as a part of such Business Combination provision shall be made so that the Holders of the Convertible Notes shall thereafter be entitled to receive upon conversion of the Convertible Notes, the number of shares of stock or other securities, Equity Interests or property of the Issuer, or of the successor entity resulting from such Business Combination, to which a Holder of Common Stock (or any shares of stock or other securities or Equity Interests which may be) issuable upon conversion of the Convertible Note would have been entitled if the Convertible Note had been converted immediately prior to such Business Combination. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 4.5 with respect to the rights and interests of the Holders after the Business Combination to the end that the provisions of this Section 4.5 (including adjustment of the Conversion Price then in effect and the number of Common Stock or other securities receivable upon conversion of the Convertible Notes) shall be applicable after that event.

(f) Adjustments for Dilutive Issuances.

(i) Special Definitions. For purposes of this Section 4.5(f), the following definitions shall apply:

(A) “Additional Shares of Common Stock” shall mean all shares of Common Stock issued (or, pursuant to Section 4.5(f)(ii), deemed to be issued) by the Issuer after the Original Issuance Date, other than (1) the following shares of Common Stock and (2) shares of Common Stock deemed issued pursuant to the following Options and Convertible Securities (clauses (1) and (2), collectively, “Exempted Securities”):

(I) securities issued pursuant to the conversion or exercise of Options or Convertible Securities issued or outstanding on or prior to the Original Issuance Date (so long as the conversion or exercise price in such securities are not amended to lower such price and/or adversely affect the Holder);

(II) the Other Convertible Notes and any additional debentures or other securities issued as payment of interest on the Convertible Notes;

(III) shares of Common Stock, Options or Convertible Securities issued by reason of a dividend, stock split, split-up or other distribution on shares of Common Stock that is covered by Section 4.5(a) through Section 4.5(e);

(IV) shares of Common Stock or Options issued to employees or directors of, or consultants or advisors to, the Issuer or any of its subsidiaries pursuant to a plan, agreement or arrangement approved by the Board;

(V) shares of Common Stock or Convertible Securities actually issued upon the exercise of Options or shares of Common Stock actually issued upon the conversion or exchange of Convertible Securities, in each case provided such issuance is pursuant to the terms of such Option or Convertible Security;

(VI) shares of Common Stock, Options or Convertible Securities issued pursuant to the acquisition of another corporation or other entity by the Issuer or any of its subsidiaries by merger, purchase of all or substantially all of the assets or other reorganization or to a joint venture agreement, contribution agreement or similar arrangement, provided that such issuances are approved by the Board and the Issuer owns, directly or indirectly, not less than fifty one percent (51%) of the voting stock of such other entity;

(VII) shares of Common Stock, Options or Convertible Securities issued pursuant to the terms of that certain Business Combination Agreement, dated as of March 8, 2021, by and among the Issuer, Artemis Merger Sub Corp. and Airspan Networks Inc.; or

(VIII) shares of Common Stock, Options or Convertible Securities issuable pursuant to the Term Loan Credit Agreement, including, without limitation, those warrants issued pursuant to the Term Loan Credit Agreement and any shares issued upon exercise thereof.

(B) “Convertible Securities” shall mean any evidences of indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for Common Stock, but excluding Options.

(C) “Option” shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities.

(ii) Deemed Issue of Additional Shares of Common Stock.

(A) If the Issuer at any time or from time to time after the Original Issuance Date shall issue any Options or Convertible Securities (excluding Options or Convertible Securities which are themselves Exempted Securities) or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto, assuming the satisfaction of any conditions to exercisability, convertibility or exchangeability but without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the Close of Business on such record date.

(B) If the terms of any Option or Convertible Security, the issuance of which resulted in an adjustment to the Conversion Price pursuant to the terms of Section 4.5(f)(iii), are revised as a result of an amendment to such terms or any other adjustment pursuant to the provisions of such Option or Convertible Security (but excluding automatic adjustments to such terms pursuant to anti-dilution or similar provisions of such Option or Convertible Security) to provide for either (1) any increase or decrease in the number of shares of Common Stock issuable upon the exercise, conversion and/or exchange of any such Option or Convertible Security or (2) any increase or decrease in the consideration payable to the Issuer upon such exercise, conversion and/or exchange, then, effective upon such increase or decrease becoming effective, the Conversion Price computed upon the original issue of such Option or Convertible Security (or upon the occurrence of a record date with respect thereto) shall be readjusted to such Conversion Price as would have obtained had such revised terms been in effect upon the original date of issuance of such Option or Convertible Security. Notwithstanding the foregoing, no readjustment pursuant to this Section 4.5(f)(ii)(B) shall have the effect of increasing the Conversion Price to an amount which exceeds the lower of (i) the Conversion Price in effect immediately prior to the original adjustment made as a result of the issuance of such Option or Convertible Security, or (ii) the Conversion Price that would have resulted from any issuances of Additional Shares of Common Stock (other than deemed issuances of Additional Shares of Common Stock as a result of the issuance of such Option or Convertible Security) between the original adjustment date and such readjustment date.

(C) If the terms of any Option or Convertible Security (excluding Options or Convertible Securities which are themselves Exempted Securities), the issuance of which did not result in an adjustment to the Conversion Price pursuant to the terms of Section 4.5(f)(iii) (either because the consideration per share (determined pursuant to Section 4.5(f)(iv)) of the Additional Shares of Common Stock subject thereto was equal to or greater than the Conversion Price then in effect, or because such Option or Convertible Security was issued before the Original Issuance Date), are revised after the Original Issuance Date as a result of an amendment to such terms or any other adjustment pursuant to the provisions of such Option or Convertible Security (but excluding automatic adjustments to such terms pursuant to anti-dilution or similar provisions of such Option or Convertible Security) to provide for either (1) any increase in the number of shares of Common Stock issuable upon the exercise, conversion or exchange of any such Option or Convertible Security or (2) any decrease in the consideration payable to the Issuer upon such exercise, conversion or exchange, then such Option or Convertible Security, as so amended or adjusted, and the Additional Shares of Common Stock subject thereto (determined in the manner provided in Section 4.5(f)(ii)(A)) shall be deemed to have been issued effective upon such increase or decrease becoming effective.

(D) Upon the expiration or termination of any unexercised Option or unconverted or unexchanged Convertible Security (or portion thereof) which resulted (either upon its original issuance or upon a revision of its terms) in an adjustment to the Conversion Price pursuant to the terms of Section 4.5(f)(iii), the Conversion Price shall be readjusted to such Conversion Price as would have obtained had such Option or Convertible Security (or portion thereof) never been issued.

(E) If the number of shares of Common Stock issuable upon the exercise, conversion and/or exchange of any Option or Convertible Security, or the consideration payable to the Issuer upon such exercise, conversion and/or exchange, is calculable at the time such Option or Convertible Security is issued or amended but is subject to adjustment based upon subsequent events, any adjustment to the Conversion Price provided for in this Section 4.5(f)(ii) shall be effected at the time of such issuance or amendment based on such number of shares or amount of consideration without regard to any provisions for subsequent adjustments (and any subsequent adjustments shall be treated as provided in clauses (B) and (C) of this Section 4.5(f)(ii)). If the number of shares of Common Stock issuable upon the exercise, conversion and/or exchange of any Option or Convertible Security, or the consideration payable to the Issuer upon such exercise, conversion and/or exchange, cannot be calculated at all at the time such Option or Convertible Security is issued or amended, any adjustment to the Conversion Price that would result under the terms of this Section 4.5(f)(ii) at the time of such issuance or amendment shall instead be effected at the time such number of shares and/or amount of consideration is first calculable (even if subject to subsequent adjustments), assuming for purposes of calculating such adjustment to the Conversion Price that such issuance or amendment took place at the time such calculation can first be made.

(iii) Adjustment of Conversion Price Upon Issuance of Additional Shares of Common Stock. In the event the Issuer shall, at any time after the Original Issuance Date and for so long as this Convertible Note remains outstanding, issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 4.5(f)(ii)), without consideration or for a consideration per share less than the applicable Conversion Price in effect immediately prior to such issue, then the Conversion Price shall be reduced, concurrently with such issue, to an amount (calculated to the nearest one-hundredth of a cent) determined in accordance with the following formula:

CP2 = CP1 * [(A + B) ÷ (A + C)]

For purposes of the foregoing formula, the following definitions shall apply:

(A) “CP2” shall mean the Conversion Price in effect immediately after such issue of Additional Shares of Common Stock;

(B) “CP1” shall mean the Conversion Price in effect immediately prior to such issue of Additional Shares of Common Stock;

(C) “A” shall mean the number of shares of Common Stock outstanding immediately prior to such issue of Additional Shares of Common Stock (treating for this purpose as outstanding all shares of Common Stock issuable upon exercise of Options outstanding immediately prior to such issue or upon conversion, exercise or exchange of Convertible Securities (including the Convertible Notes) outstanding (assuming exercise of any outstanding Options therefor) immediately prior to such issue);

(D) “B” shall mean the number of shares of Common Stock that would have been issued if such Additional Shares of Common Stock had been issued at a price per share equal to CP1 (determined by dividing the aggregate consideration received by the Issuer in respect of such issue by CP1); and

(E) “C” shall mean the number of such Additional Shares of Common Stock issued in such transaction.

(iv) Determination of Consideration. For purposes of this Section 4.5(f)(iv), the consideration received by the Issuer for the issue of any Additional Shares of Common Stock shall be computed as follows:

(A) Cash and Property. Such consideration shall:

(I) insofar as it consists of cash, be computed at the aggregate amount of cash received by the Issuer, excluding amounts paid or payable for accrued interest;

(II) insofar as it consists of property other than cash, be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board; and

(III) in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Issuer for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (I) and (II) above, as determined in good faith by the Board.

(B) Options and Convertible Securities. The consideration per share received by the Issuer for Additional Shares of Common Stock deemed to have been issued pursuant to Section 4.5(f)(ii), relating to Options and Convertible Securities, shall be determined by dividing:

(I) the total amount, if any, received or receivable by the Issuer as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Issuer upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

(II) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities.

(v) Multiple Closing Dates. In the event the Issuer shall issue on more than one date Additional Shares of Common Stock that are a part of one transaction or a series of related transactions and that would result in an adjustment to the Conversion Price pursuant to the terms of Section 4.5(f)(iii), then, upon the final such issuance, the Conversion Price shall be readjusted to give effect to all such issuances as if they occurred on the date of the first such issuance (and without giving effect to any additional adjustments as a result of any such subsequent issuances within such period).

(g) Adjustment Relating to Trading Price. If, during the period commencing on and including the First Amendment Effective Date and ending on and including the fifteen (15) month anniversary of the First Amendment Effective Date, there is no thirty (30) consecutive Trading Day-period during which the average of the Daily VWAPs for such thirty (30) consecutive Trading Day period (after excluding the three (3) highest and the three (3) lowest Daily VWAPs during such period) equals or exceeds the Threshold Price, the Conversion Price shall be reduced to an amount equal to the amount that the Conversion Price would otherwise have been had the Conversion Price been $6.00 on the First Amendment Effective Date (with corresponding adjustments to other terms of this Convertible Note that are based on the Conversion Price, including, without limitation, the table set forth in the definition of “Redemption Price”).

(h) Certificate of Adjustment. Upon the occurrence of each adjustment or readjustment of the applicable Conversion Price pursuant to this Section 4.5, the Issuer, at its expense, shall promptly, but in any event not later than ten (10) calendar days thereafter, compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each Holder a certificate, signed by an officer of the Issuer, setting forth such adjustment or readjustment (including the kind and amount of securities, cash or other property into which the Convertible Note is convertible) and showing in detail the facts upon which such adjustment or readjustment is based. The Issuer shall, as promptly as reasonably practicable after the written request at any time of any Holder (but in any event not later than ten (10) calendar days thereafter), furnish or cause to be furnished to such Holder a certificate setting forth (i) the Conversion Price then in effect, and (ii) the number of shares of Common Stock and the amount, if any, of other securities, cash or property which then would be received upon the conversion of the Convertible Note.

(i) Notices of Record Date. If:

(i) the Issuer shall set a record date for the purpose of entitling the holders of its shares of Common Stock to receive a dividend, or any other distribution, payable otherwise than in cash;

(ii) the Issuer shall set a record date for the purpose of entitling the holders of its shares of Common Stock to subscribe for or purchase any shares of any class or other securities or to receive any other rights;

(iii) there shall occur any capital reorganization of the Issuer, reclassification of the shares of the Issuer (other than a subdivision or combination of its outstanding Common Stock), consolidation or merger of the Issuer with or into another corporation, or conveyance of all or substantially all of the assets of the Issuer to another corporation; or

(iv) there shall occur a voluntary or involuntary dissolution, liquidation, or winding up of the Issuer;

then, and in any such case, the Issuer shall cause to be sent to the Holders, at least ten (10) calendar days prior to the dates hereinafter specified, a written notice stating (x) the date which has been set as the record date for the purpose of such dividend, distribution, or rights, or (y) the date on which such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation, or winding up is proposed to take place and the record date as of which holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation, or winding up.

4.6. Registration, Exchange and Transfer. The Issuer will keep or will cause to be kept a register in which, subject to such reasonable regulations as it may prescribe, it will register and transfer the Convertible Notes. No transfer of this Convertible Note shall be valid as against the Issuer unless made upon such register. This Convertible Note is subject to the restrictions on transfer set forth on the face hereof. Upon surrender for transfer of this Convertible Note and compliance with said restrictions on transfer, the Issuer shall execute and deliver in the name of the transferee or transferees a new Convertible Note or Convertible Notes for a like principal amount. Any new Convertible Note issued upon any registration of transfer or exchange of Convertible Note shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Convertible Note.

This Convertible Note, if presented for transfer, exchange, redemption or payment, shall (if so required by the Issuer) be duly endorsed by, or be accompanied by instruments of transfer in form satisfactory to the Issuer duly executed by, the registered Holder or by his duly authorized attorney.

Any exchange or transfer shall be without charge to the Holders, except that the Issuer may require payment of the sum sufficient to cover any processing cost, tax or governmental charge that may be imposed in relation thereto.

Prior to due presentment for registration of transfer of this Convertible Note, the Issuer may deem and treat the registered Holder hereof as the absolute owner hereof (whether or not this Convertible Note shall be overdue and notwithstanding any notation of ownership or other writing hereon by anyone other than the Issuer), for the purpose of receiving payment of or on account of the principal hereof and interest hereon, for the conversion hereof and for all other purposes, and the Issuer shall not be affected by any notice to the contrary.

4.7. Limitations on Beneficial Ownership. Notwithstanding anything to the contrary contained herein, the number of shares of Common Stock that may be acquired by the Holder upon any conversion of this Convertible Note (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such conversion (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its affiliates and any other persons whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Exchange Act, does not exceed four and nine hundred ninety-nine thousandths percent (4.999%) of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise) (unless otherwise expressly agreed by the Holder in writing). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. This provision shall not restrict the number of shares of Common Stock which a Holder may receive or beneficially own in order to determine the amount of securities or other consideration that such Holder may receive in the event of a merger or other business combination or reclassification involving the Issuer. This restriction may not be waived without the consent of the Holder.

5. Defaults and Remedies.

5.1. Defaults and Remedies. An Event of Default shall occur upon the occurrence of any of the events or circumstances specified in Section 6.1 of the Purchase Agreement. In the case of an Event of Default arising from certain events of bankruptcy or insolvency described in Section 6.1(h) and Section 6.1(i) of the Purchase Agreement, all outstanding Convertible Notes will become due and payable immediately without further action or notice. If any other Event of Default occurs and is continuing, the Collateral Agent or the Holders of at least a majority in the aggregate principal amount of the then outstanding Convertible Notes may declare all the Convertible Notes to be due and payable immediately by notice in writing to the Issuer (with a copy to the Collateral Agent in the case of notice by such Holders) as further described in Section 6 of the Purchase Agreement specifying the Event of Default. Upon such declaration, the Convertible Notes, together with accrued and unpaid interest and the other Obligations, shall become due and payable immediately. If the Convertible Notes are accelerated or otherwise become due and payable prior to the Stated Maturity Date (including the acceleration of claims by operation of law) as a result of an Event of Default, the amount of principal of, accrued and unpaid interest, Make-Whole Amounts, premiums (if any) and other Obligations that becomes due and payable with respect to the Convertible Notes shall equal one hundred percent (100%) of the Redemption Price with respect to the Convertible Notes and other Obligations then due as of the date of acceleration. In the case of any Event of Default occurring by reason of any willful action or inaction taken or not taken by or on behalf of the Issuer or any Guarantor with the intention of avoiding payment of the Make-Whole Amount or any other amounts or premiums that the Issuer would have had to pay if the Issuer then had elected to redeem the Convertible Notes pursuant to Section 7, an equivalent amount equal to the applicable Make-Whole Amount or premiums (if any) shall also become and be immediately due and payable to the extent permitted by Law upon the acceleration of the Convertible Notes.

Holders may not enforce the Convertible Notes, the Purchase Agreement, or the other Note Documents except as provided in the Purchase Agreement. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Convertible Notes may direct the Collateral Agent in its exercise of any trust or power. If certain conditions specified in the Purchase Agreement are satisfied, Holders of a majority in aggregate principal amount of the Convertible Notes then outstanding by notice to the Collateral Agent may on behalf of the Holders of all of the Convertible Notes waive any existing Default or Event of Default and its consequences as provided under the terms of the Purchase Agreement, except a continuing Default or Event of Default in the payment of interest on, or the principal of, the Convertible Notes.

The Issuer is required to file periodic certificates with the Collateral Agent and the Holders as to the Issuer’s compliance with the Note Documents and knowledge or status of any Default as described in the Purchase Agreement.

5.2. Waiver; Rescission of Acceleration. At any time before the date of any declaration accelerating the maturity of this Convertible Note, the Holders of a majority in aggregate principal amount of then-outstanding Convertible Notes may waive any Event of Default. Such waivers shall be evidenced by written notice or other document specifying the Event(s) of Default being waived and shall be binding on all existing or subsequent Holders of outstanding Convertible Notes. At any time after such declaration of acceleration has been made, and before a judgment or decree for payment of money due has been obtained, the Holders of a majority in aggregate principal amount of the then-outstanding Convertible Notes may, by written notice to the Issuer, rescind and annul such declaration.

6. Repurchase at Option of Holders.

6.1. Repurchase at Option of Holders Upon a Fundamental Change.

(i) If a Change of Control or a Termination of Trading (a “Fundamental Change”) occurs at any time prior to the Stated Maturity Date, the Holder shall have the right, at the Holder’s option, to require the Issuer to repurchase for cash all of the Holder’s Convertible Notes, or any portion of the principal amount thereof properly surrendered and not validly withdrawn pursuant to Section 6.2 that is equal to $1,000 or an integral multiple of $1,000, on the date (subject to any postponement as set forth in this Section 6.1(i), the “Fundamental Change Repurchase Date”) specified by the Issuer that is not less than twenty (20) calendar days or more than thirty-five (35) calendar days following the date of the Fundamental Change Issuer Notice (as defined below) at a repurchase price equal to one hundred percent (100%) of the Redemption Price with respect to the Convertible Notes to be repurchased (the “Fundamental Change Repurchase Price”). The Fundamental Change Repurchase Date shall be subject to postponement in order to allow the Issuer to comply with applicable law.

(ii) Repurchases of Convertible Notes under this Section 6.1 shall be made, at the option of the Holder thereof, upon:

(A) delivery to the Issuer by the Holder of a duly completed notice (the “Fundamental Change Repurchase Notice”) in the form set forth in Exhibit B attached hereto, on or before the Close of Business on the Business Day immediately preceding the Fundamental Change Repurchase Date, subject to extension to comply with applicable law; and

(B) delivery of the Convertible Notes to the Issuer at any time after delivery of the Fundamental Change Repurchase Notice (together with all necessary endorsements for transfer), such delivery being a condition to receipt by the Holder of the Fundamental Change Repurchase Price therefor.

(iii) The Fundamental Change Repurchase Notice in respect of any Convertible Notes to be repurchased shall state:

(A) the portion of the principal amount of Convertible Notes to be repurchased, which must be in minimum denominations of $1,000 or an integral multiple thereof; and

(B) that the Convertible Notes are to be repurchased by the Issuer pursuant to the applicable provisions of the Convertible Notes.

Notwithstanding anything herein to the contrary, the Holder shall have the right to withdraw, in whole or in part, such Fundamental Change Repurchase Notice at any time prior to the Close of Business on the Business Day immediately preceding the Fundamental Change Repurchase Date (the “Fundamental Change Expiration Time”) by delivery of a written notice of withdrawal to the Issuer in accordance with Section 6.2.

(iv) On or before the twentieth (20th) calendar day after the occurrence of the effective date of a Fundamental Change, the Issuer shall provide to all Holders a written notice (the “Fundamental Change Issuer Notice”) of the occurrence of the Fundamental Change, its effective date and of the repurchase right at the option of the Holders arising as a result thereof. Each Fundamental Change Issuer Notice shall specify:

(A) the events causing the Fundamental Change;

(B) the effective date of the Fundamental Change;

(C) the last date on which the Holder may exercise the repurchase right pursuant to this Section 6;

(D) the certificate number of the Convertible Note to be delivered for repurchase;

(E) the Fundamental Change Repurchase Price;

(F) the Fundamental Change Repurchase Date;

(G) the applicable Conversion Price and any adjustments to the Conversion Price;

(H) that the Convertible Notes with respect to which a Fundamental Change Repurchase Notice has been delivered by the Holder may be converted only if the Holder withdraws the Fundamental Change Repurchase Notice in accordance with the terms of the Convertible Notes; and

(I) the procedures that the Holders must follow to require the Issuer to repurchase their Convertible Notes.

No failure of the Issuer to give the foregoing notices and no defect therein shall limit the Holder’s repurchase rights or affect the validity of the proceedings for the repurchase of the Convertible Notes pursuant to this Section 6.1. Simultaneously with providing such notice, the Issuer will publish such information on its website or through such other public medium as the Issuer may use at that time.

(v) Notwithstanding the foregoing, no Convertible Notes may be repurchased by the Issuer on any date at the option of the Holders in connection with a Fundamental Change if the principal amount of the Convertible Notes has been accelerated, and such acceleration has not been rescinded, on or prior to such date (except in the case of an acceleration resulting from a default by the Issuer in the payment of the Fundamental Change Repurchase Price with respect to such Convertible Notes). The Issuer will promptly return to the respective Holders thereof any Convertible Notes held by it during the acceleration of the Convertible Notes (except in the case of an acceleration resulting from a default by the Issuer in the payment of the Fundamental Change Repurchase Price with respect to such Convertible Notes), and, upon such return, the Fundamental Change Repurchase Notice with respect thereto shall be deemed to have been withdrawn.

6.2. Withdrawal of Fundamental Change Repurchase Notice. A Fundamental Change Repurchase Notice may be withdrawn by the Holder (in whole or in part) by means of a written notice of withdrawal delivered to the Issuer in accordance with this Section 6.2 at any time prior to the Fundamental Change Expiration Time, specifying:

(i) the principal amount of the Convertible Notes with respect to which such notice of withdrawal is being submitted, which must be $1,000 or an integral multiple thereof,

(ii) the certificate number of the Convertible Note in respect of which such notice of withdrawal is being submitted, and

(iii) the principal amount, if any, of such Convertible Note that remains subject to the original Fundamental Change Repurchase Notice, which portion must be in principal amounts of $1,000 or an integral multiple of $1,000.

6.3. Excess Cash Flow Offer.

(a) In the event that there shall be Consolidated Excess Cash Flow for any fiscal year of the Issuer and its Subsidiaries (commencing with the fiscal year ended December 31, 2021), not later than the earlier of (i) the date that is five (5) Business Days after the date of delivery of the annual financial statements for such fiscal year of the Issuer pursuant to Section 4(a)(ii) of the Purchase Agreement, and (ii) five (5) Business Days after the date on which the annual financial statements for the applicable fiscal year of the Issuer are required to be delivered pursuant to Section 4(a)(ii) of the Purchase Agreement, the Issuer will make an offer to purchase Convertible Notes (or a portion thereof), such offer to be in the form attached hereto as Exhibit C, which shall include, without limitation, a detailed calculation of the Consolidated Excess Cash Flow for such fiscal year (the “Excess Cash Flow Period”) (each such offer to purchase, an “Excess Cash Flow Offer”), such offer having an aggregate principal amount equal to:

(1) an amount equal to fifty percent (50%) of Consolidated Excess Cash Flow for the Excess Cash Flow Period then ended; multiplied by

(2) a fraction (x) the numerator of which is equal to the outstanding aggregate principal amount of the Convertible Notes held by such Holder and (y) the denominator of which is equal to the outstanding aggregate principal amount of the Convertible Notes and all other Priority Lien Debt required to be repaid with such Consolidated Excess Cash Flow, rounded down to the nearest $1,000 (the “Excess Cash Flow Offer Amount”). The purchase price for any Excess Cash Flow Offer will be one hundred percent (100%) of the sum of (i) the principal amount then outstanding, plus (ii) any accrued and unpaid interest through the applicable purchase date (the “Excess Cash Flow Payment”). If the Excess Cash Flow Offer is for less than all of the outstanding Convertible Notes and Convertible Notes in an aggregate principal amount in excess of the purchase amount are tendered and not withdrawn pursuant to the Excess Cash Flow Offer, the Issuer will purchase Convertible Notes having an aggregate principal amount equal to the purchase amount on a pro rata basis, with adjustments so that only Convertible Notes in multiples of $1,000 principal amount (and in a minimum principal amount of $1,000) will be purchased. Any portion of such Consolidated Excess Cash Flow remaining after consummation of the Excess Cash Flow Offer may be used for any purpose not otherwise prohibited by the Note Documents.

(b) Within the timeframe noted in (a) above, the Issuer shall send a written offer to each Holder by first class mail or such other notice method provided for in the Purchase Agreement, which shall govern the terms of the Excess Cash Flow Offer, with a copy of such offer to the Collateral Agent. The offer shall state:

(1) that an Excess Cash Flow Offer is being made as provided for herein, and that, although Holders are not required to tender their Convertible Notes, all Convertible Notes (or a portion thereof) that are validly tendered shall be accepted for payment, subject to pro rata reduction as set forth in Sections 6.3(a) and (e);

(2) the principal amount of Convertible Notes subject to the Excess Cash Flow Offer, the Excess Cash Flow Payment and the expiration date of the Excess Cash Flow Offer (the “Excess Cash Flow Offer Expiration Date”), which will be no earlier than thirty (30) days and no later than sixty (60) days after the date such written notice to the Holders and the Collateral Agent is sent and a settlement date for purchase (the “Excess Cash Flow Payment Date”) not more than five (5) Business Days after the Excess Cash Flow Offer Expiration Date;

(3) that any Convertible Note (or portion thereof) accepted for payment pursuant to the Excess Cash Flow Offer (and duly paid for on the Excess Cash Flow Payment Date) shall cease to accrue interest after the Excess Cash Flow Payment Date;

(4) that any Convertible Notes (or portions thereof) not validly tendered shall continue to accrue interest;

(5) that any Holder electing to have a Convertible Note (or portion thereof) purchased pursuant to any Excess Cash Flow Offer shall be required to notify the Issuer of its election before the close of business on the Excess Cash Flow Offer Expiration Date;

(6) that Holders shall be entitled to withdraw their election if the Issuer receives, not later than the close of business on the Excess Cash Flow Offer Expiration Date, an electronic transmission or letter setting forth the name of the Holder, the principal amount of the Convertible Note (or portion thereof) the Holder delivered for purchase and a statement that such Holder is withdrawing its election to have such Convertible Note purchased; and

(7) the instructions and any other information necessary to enable Holders to tender their Convertible Notes (or portions thereof) and have such Convertible Notes (or portions thereof) purchased pursuant to the Excess Cash Flow Offer.

(e) On or before the Excess Cash Flow Payment Date, the Issuer shall, to the extent lawful, accept for payment all Convertible Notes or portions thereof properly tendered and not withdrawn pursuant to the Excess Cash Flow Offer. Promptly after such acceptance, on the Excess Cash Flow Payment Date, the Issuer will:

(1) deposit by 11:00 a.m., New York City time, with the Holder an amount equal to such Holder’s pro rata share of the Excess Cash Flow Payment in respect of all Convertible Notes or portions thereof so tendered by such Holder; and

(2) deliver or cause to be delivered an Officer’s Certificate of the Issuer delivered to the Collateral Agent and the Holders stating the aggregate principal amount of Convertible Notes or portions thereof being purchased by the Issuer.

(f) On the Excess Cash Flow Payment Date, the Issuer shall send to each Holder of Convertible Notes accepted for payment the Excess Cash Flow Payment for such Convertible Notes, a new Convertible Note (with a copy to the Collateral Agent) in a principal amount equal to the unpurchased portion of the Convertible Notes surrendered. Interest on the Convertible Notes purchased will cease to accrue on and after the Excess Cash Flow Payment Date.

(g) If the aggregate principal amount of Convertible Notes surrendered in an Excess Cash Flow Offer exceeds the Excess Cash Flow Offer Amount, the Issuers will select the Convertible Notes to be purchased on a pro rata basis with such adjustments as needed so that no Convertible Notes in an unauthorized denomination are purchased in part based on the aggregate principal amount, as applicable of the Convertible Notes tendered.

6.4. Excess Proceeds Offer.

(a) Not later than five (5) days after the date of receipt by the Issuer or any of its Subsidiaries of

(i) any Net Cash Proceeds from the issuance of any Indebtedness of the Issuer and its Subsidiaries (other than Permitted Indebtedness) including, without limitation, in any proceeding under Debtor Relief Laws (such Net Cash Proceeds, “Debt Issuance Net Proceeds”),

(ii) any Net Cash Proceeds from any Asset Disposition (to the extent the total aggregate amount of such Net Cash Proceeds received by the Issuer and/or its Subsidiaries in the same fiscal year (and not paid to the Holders of the Convertible Notes and/or other Priority Lien Debt to repay Priority Lien Obligations) are in excess of $100,000) (such excess, the “Excess Asset Disposition Net Proceeds”); provided that solely with respect to the Divestiture Transaction, the requirement under this Section 6.4(a)(ii) shall not apply to the Company Retained Net Cash Proceeds of such Asset Disposition provided that all Company Retained Net Cash Proceeds are deposited into a Controlled Account within five (5) days after receipt thereof.

(iii) any Net Cash Proceeds from any insurance or condemnation awards (once the total aggregate amount of such Net Cash Proceeds received by the Issuer and its Subsidiaries in such fiscal year (and not paid to the Holders of Convertible Notes as a repurchase of the Convertible Notes and/or a repayment of other Priority Lien Debt) exceeds $100,000 (and to the extent repurchase is required, the required amount of such repurchase shall only be the net Cash Proceeds in excess of such amount (such excess, the “Excess Condemnation Net Proceeds”), and (ii) if the Issuer notifies the Agent of the Issuer’s or of its Subsidiaries’ intent to reinvest such Net Cash Proceeds on or prior to the fifth (5th) day after such receipt of Net Cash Proceeds then so long as no Default or Event of Default shall have occurred or be continuing at the time of such notice, at the time of reinvestment, or at any time in between, and (y) the proceeds of such insurance and/or condemnation award are held in a Controlled Account, the Issuer shall have the option, directly or through one or more Guarantors or its Subsidiaries, to use such Net Cash Proceeds to reinvest in similar productive assets of the business, in each case, (x) that are used or useful in the business of the Issuer and its Subsidiaries and (y) that comprise Collateral to the extent such property or asset sold or otherwise disposed of was Collateral, within one hundred and eighty (180) days of receipt of such Net Cash Proceeds (or if Issuer or the applicable Subsidiary enters into a binding commitment to reinvest such proceeds not later than the end of such one hundred and eighty (180) day period with the good faith expectation that such proceeds will be applied to satisfy such reinvestment commitment within the next one hundred eighty (180) days, an extension for a period of up to an additional one hundred eighty (180) days from the end of the initial one hundred and eighty (180) day period) (the “Reinvestment Period”) and until the end of the Reinvestment Period, such insurance and/or condemnation awards shall not be considered Excess Condemnation Net Proceeds) or

(iv) any cash, Cash Equivalents or other proceeds from any capital contributions to, or issuances or other sales of or transactions with respect to any Equity Interests of the Issuer or any of its Subsidiaries resulting in gross proceeds in excess of $75,000,000 in the aggregate in any six (6) month period after (but not including) August 13, 2021 (other than Equity Interests issued (A) pursuant to any employee stock or stock option compensation plan, (B) upon the Consummation of the Merger on the Closing Date as a result of the equity contribution occurring in connection therewith, (C) in order to purchase, redeem, convert or otherwise exchange the Convertible Notes in accordance with the terms of, in each case the Convertible Notes, those warrants issued pursuant to the Term Loan Credit Agreement and the Purchase Agreement), or (D) for purposes approved in writing by the Agent (such excess, “Excess Equity Issuance Net Proceeds”).

(each of the events set forth in the foregoing clauses (i), (ii), (iii) and (iv), a “Mandatory Prepayment Event”), the Issuer will be obligated to make an offer in the form attached hereto as Exhibit D (such offer, a “Mandatory Prepayment Offer”) to the Holders of the Convertible Notes to purchase Convertible Notes (or a portion thereof) in an amount equal to one hundred percent (100%) of the aggregate Convertible Notes Allocable Share of all such Excess Proceeds, plus accrued and unpaid interest on the aggregate principal amount of Convertible Notes to be prepaid to, but excluding, the date of purchase plus the applicable Make-Whole Amount (unless such Excess Proceeds derive from Excess Condemnation Net Proceeds, in which case the applicable Make-Whole Amount shall not be included) (the “Mandatory Prepayment Offer Payment Amount”). If the Mandatory Prepayment Offer is for less than all of the outstanding Convertible Notes and Convertible Notes in an aggregate principal amount in excess of the purchase amount are tendered and not withdrawn pursuant to the Mandatory Prepayment Offer, the Issuer will purchase Convertible Notes having an aggregate principal amount equal to the purchase amount on a pro rata basis, with adjustments so that only Convertible Notes in multiples of $1,000 principal amount (and in a minimum principal amount of $1,000) will be purchased. Any portion of such Excess Proceeds remaining after consummation of the Mandatory Prepayment Offer may be used for any purpose not otherwise prohibited by the Note Documents.

(b) Within the timeframe noted in (a) above, the Issuer shall send a written offer to each Holder by first class mail or such other notice method provided for in the Purchase Agreement, which shall govern the terms of the Mandatory Prepayment Offer, with a copy of such offer to the Collateral Agent. The offer shall state:

(1) that a Mandatory Prepayment Offer is being made as provided for herein, and that, although Holders are not required to tender their Convertible Notes, all Convertible Notes (or a portion thereof) that are validly tendered shall be accepted for payment, subject to pro rata reduction as set forth in Sections 6.4(a) and (e);

(2) the principal amount of Convertible Notes subject to the Mandatory Prepayment Offer, the Mandatory Prepayment Offer Amount and the nature and amount of the Excess Proceeds and the expiration date of the Mandatory Prepayment Offer (the “Mandatory Prepayment Offer Expiration Date”), which will be no earlier than thirty (30) days and no later than sixty (60) days after the date such written notice to the Holders and the Collateral Agent is sent and a settlement date for purchase (the “Mandatory Prepayment Date”) not more than five (5) Business Days after the Mandatory Prepayment Offer Expiration Date;

(3) that any Convertible Note (or portion thereof) accepted for payment pursuant to the Mandatory Prepayment Offer (and duly paid for on the Mandatory Prepayment Date) shall cease to accrue interest after the Mandatory Prepayment Date;

(4) that any Convertible Notes (or portions thereof) not validly tendered shall continue to accrue interest;

(5) that any Holder electing to have a Convertible Note (or portion thereof) purchased pursuant to a Mandatory Prepayment Offer shall be required to notify the Issuer of its election before the close of business on the Mandatory Prepayment Offer Expiration Date;

(6) that Holders shall be entitled to withdraw their election if the Issuer receives, not later than the close of business on the Mandatory Prepayment Offer Expiration Date, an electronic transmission or letter setting forth the name of the Holder, the principal amount of the Convertible Note (or portion thereof) the Holder delivered for purchase and a statement that such Holder is withdrawing its election to have such Convertible Note purchased; and

(7) the instructions and any other information necessary to enable Holders to tender their Convertible Notes (or portions thereof) and have such Convertible Notes (or portions thereof) purchased pursuant to the Mandatory Prepayment Offer.

(e) On or before the Mandatory Prepayment Date, the Issuer shall, to the extent lawful, accept for payment all Convertible Notes or portions thereof properly tendered and not withdrawn pursuant to the Mandatory Prepayment Offer. Promptly after such acceptance, on the Mandatory Prepayment Date, the Issuer will:

(1) deposit by 11:00 a.m., New York City time, with the Holder an amount equal to such Holder’s Allocable Share of the Excess Proceeds in respect of all Convertible Notes or portions thereof so tendered by such Holder; and

(2) deliver or cause to be delivered an Officer’s Certificate of the Issuer delivered to the Collateral Agent and the Holders stating the aggregate principal amount of Convertible Notes or portions thereof being purchased by the Issuer.

(f) On the Mandatory Prepayment Date, the Issuer shall send to each Holder of Convertible Notes accepted for payment the Excess Proceeds for such Convertible Notes and a new Convertible Note (with a copy to the Collateral Agent) in a principal amount equal to the unpurchased portion of the Convertible Notes surrendered. Interest on the Convertible Notes purchased will cease to accrue on and after the Mandatory Prepayment Date.

(g) If the aggregate principal amount of Convertible Notes surrendered in a Mandatory Prepayment Offer exceeds the Mandatory Prepayment Offer Amount, the Issuers will select the Convertible Notes to be purchased on a pro rata basis with such adjustments as needed so that no Convertible Notes in an unauthorized denomination are purchased in part based on the aggregate principal amount, as applicable of the Convertible Notes tendered.

6.5. Term Loan Repayment Offer.

(a) Not later than thirty (30) days after each date on which there is a voluntary prepayment, repayment or repurchase of the loans under the Term Loan Credit Agreement or any other Priority Lien Obligation, the Issuer will make an offer, with such offer to be in the form attached hereto as Exhibit E, to purchase the Convertible Notes (or a portion thereof) in an aggregate principal amount up to the aggregate principal amount of Priority Lien Debt repurchased or prepaid (the “Term Loan Offer Amount”) at a price that, as a percentage of the principal acquired, is the same as the price paid in the repurchase or repayment of the Priority Lien Debt (each such offer, a “Term Loan Repayment Offer” and such payment shall include accrued and unpaid interest, if any, to, but excluding, the date of purchase plus the Make-Whole Amount, any such payment, a “Term Loan Payment”). If the Term Loan Repayment Offer is for less than all of the outstanding Convertible Notes and Convertible Notes in an aggregate principal amount in excess of the purchase amount are tendered and not withdrawn pursuant to the Term Loan Repayment Offer, the Issuer will purchase Convertible Notes having an aggregate principal amount equal to the purchase amount on a pro rata basis, with adjustments so that only Convertible Notes in multiples of $1,000 principal amount (and in a minimum principal amount of $1,000) will be purchased. Any portion of such Term Loan Payment remaining after consummation of the Term Loan Repayment Offer may be used for any purpose not otherwise prohibited by the Note Documents.

(b) Not later than thirty (30) days following any voluntary prepayment, repayment or repurchase of the loans under the Term Loan Credit Agreement or, as the context may require, other Priority Lien Obligation, the Issuer shall send a written offer to each Holder by first class mail or by such other manner provided for in the Purchase Agreement, which shall govern the terms of the Term Loan Repayment Offer, with a copy of such offer to the Collateral Agent. The offer shall state:

(1) that a voluntary prepayment, repayment or repurchase of the loans under the Term Loan Credit Agreement, or as the context may require, such other Priority Lien Obligation, has occurred and a Term Loan Repayment Offer is being made as provided for herein, and that, although Holders are not required to tender their Convertible Notes (or a portion thereof), all Convertible Notes that are validly tendered shall be accepted for payment, subject to pro rata reduction as set forth in Sections 6.5(a) and (e);

(2) the Term Loan Payment and the expiration date of the Term Loan Repayment Offer (the “Term Loan Repayment Offer Expiration Date”), which will be no earlier than thirty (30) days and no later than sixty (60) days after the date such written notice to the Holders and the Collateral Agent is sent and a settlement date for purchase (the “Term Loan Payment Date”) not more than five (5) Business Days after the Term Loan Repayment Offer Expiration Date;

(3) that any Convertible Note (or portion thereof) accepted for payment pursuant to the Term Loan Repayment Offer (and duly paid for on the Term Loan Payment Date) shall cease to accrue interest after the Term Loan Payment Date;

(4) that any Convertible Notes (or portions thereof) not validly tendered shall continue to accrue interest;

(5) that any Holder electing to have a Convertible Note (or portion thereof) purchased pursuant to any Term Loan Repayment Offer shall notify the Issuer of its election to the Issuer at the address specified in the notice at before the close of business on the Term Loan Repayment Offer Expiration Date;

(6) that Holders shall be entitled to withdraw their election if the Issuer receives, not later than the close of business on the Term Loan Repayment Offer Expiration Date, an electronic transmission or letter setting forth the name of the Holder, the principal amount of the Convertible Note (or portion thereof) the Holder delivered for purchase and a statement that such Holder is withdrawing its election to have such Convertible Note purchased; and

(7) the instructions and any other information necessary to enable Holders to tender their Convertible Notes (or portions thereof) and have such Convertible Notes (or portions thereof) purchased pursuant to the Term Loan Repayment Offer.

If the Term Loan Repayment Offer is sent prior to the voluntary prepayment, repayment or repurchase of the loans under the other Priority Lien Documents, it may be conditioned upon the consummation of the voluntary prepayment, repayment or repurchase of the loans under the Term Loan Credit Agreement.

(c) On or before the Term Loan Payment Date, the Issuer shall, to the extent lawful, accept for payment all Convertible Notes or portions thereof properly tendered and not withdrawn pursuant to the Term Loan Repayment Offer. Promptly after such acceptance, on the Term Loan Payment Date, the Issuer will:

(1) deposit by 11:00 a.m., New York City time, with the Holder an amount equal to such Holder’s pro rata share of the Term Loan Repayment Offer in respect of all Convertible Notes or portions thereof so tendered by such Holder; and

(2) deliver or cause to be delivered an Officer’s Certificate of the Issuer delivered to the Collateral Agent and the Holders stating the aggregate principal amount of Convertible Notes or portions thereof being purchased by the Issuer.

(d) On the Term Loan Payment Date, the Issuer shall send to each Holder of Convertible Notes accepted for payment the Term Loan Payment for such Convertible Notes and a new Convertible Note (with a copy to the Collateral Agent) in a principal amount equal to the unpurchased portion of the Convertible Notes surrendered. Interest on the Convertible Notes purchased will cease to accrue on and after the Term Loan Payment Date.

(e) If the aggregate principal amount of Convertible Notes surrendered in a Term Loan Repayment Offer exceeds the Term Loan Offer Amount, the Issuers will select the Convertible Notes to be purchased on a pro rata basis with such adjustments as needed so that no Convertible Notes in an unauthorized denomination are purchased in part based on the aggregate principal amount, as applicable of the Convertible Notes tendered.

6.6. Covenant to Comply with Applicable Laws Upon Repurchase of Convertible Notes. In connection with any repurchase offer upon a Fundamental Change, Excess Cash Flow Offer, Mandatory Prepayment Offer or a Term Loan Repayment Offer pursuant to this Section 6, the Issuer will, if required:

(i) comply with the provisions of any tender offer rules under the Exchange Act that may then be applicable;

(ii) file a Schedule TO or any other required schedule under the Exchange Act; and

(iii) otherwise comply with all federal and state securities laws in connection with any offer by the Issuer to repurchase the Convertible Notes;

in each case, so as to permit the rights and obligations under this Section 6 to be exercised in the time and in the manner specified in this Section 6 subject to postponement in order to allow the Issuer to comply with applicable law. To the extent that the provisions of any securities laws or regulations conflict with the provisions of this Convertible Note relating to the Issuer’s obligations to purchase this Convertible Note upon a Fundamental Change, Excess Cash Flow Offer, Mandatory Prepayment Offer or a Term Loan Repayment Offer, the Issuer will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under such provisions of this Convertible Note by virtue of such conflict.

6.7. Offers with Declined Proceeds. If a holder of a Convertible Note or of any other Priority Lien Debt declines all or any portion of the payments the Issuer would have been required to make or offer to the holders of Priority Lien Debt on a pro rata and pari passu basis with an Excess Cash Flow Offer, Excess Proceeds Offer or Term Loan Repayment Offer under this Convertible Note (any such declined amounts, “Declined Proceeds” and any such declining holder of Priority Lien Debt, a “Declining Holder” and all other holders of Priority Lien Debt, “Non-Declining Holders”), then such Declined Proceeds shall be offered and paid to the Non-Declining Holders in accordance with their pro rata share of the Priority Lien Obligations until all of the remaining Declined Proceeds have been depleted. It being understood that for purposes of this Convertible Note, any such Declined Proceeds shall be treated in the same manner as the original proceeds and the same Excess Cash Flow Offer, Excess Proceeds Offer and Term Loan Repayment Offer mechanics described in this Section 6 shall apply thereto, provided however, for the purposes of determining when such Declined Proceeds are required to be offered to any Non-Declining Holders, the date of receipt of such proceeds by the Note Parties shall be the first (1st) Business Day after the last day that a Declining Holder under any Priority Lien Obligation has the right to decline their share of such proceeds (for example, if a Priority Lien Holder has a right to accept or decline such proceeds of an Asset Disposition for sixty (60) days under this Convertible Note and five (5) days under other Priority Lien Debt, then the first (1st) day that such Declined Proceeds would be required to be offered to the other Non-Declining Holders would be the first (1st) Business Day after the sixty (60) day period allowed under such Priority Lien Obligations).

7. Optional Redemption.

7.1. Optional Redemption Upon Triggering Event.

(a) On or after August 13, 2023, the Issuer may redeem all or any portion of the Convertible Note, at any time following a Triggering Event ending on, and including, the Trading Day immediately preceding the date on which the Issuer provides the Notice of Optional Redemption (an “Optional Redemption Notice Date”) (the “Optional Redemption”) by paying to the Holder the Redemption Price in the form of additional stock, cash or a combination thereof.

7.2. Notice of Optional Redemption.

(a) In case the Issuer exercises its Optional Redemption right pursuant to Section 7.1, it shall fix a date for Optional Redemption (each, an “Optional Redemption Date”) and it shall deliver or cause to be delivered a written notice of such Optional Redemption (a “Notice of Optional Redemption”) not less than thirty (30) nor more than sixty (60) Trading Days prior to the Optional Redemption Date to each Holder of Convertible Notes so to be redeemed as a whole or in part. Simultaneously with providing a Notice of Optional Redemption, the Issuer shall publish, or cause to be published, a notice containing the information set forth in such Notice of Optional Redemption on the Issuer’s website or through such other public medium as the Issuer may use at that time. A Notice of Optional Redemption shall be irrevocable.

(b) If any Notice of Optional Redemption has been given in respect of the Convertible Notes in accordance with this Section 7.2, the Convertible Notes shall become immediately due and payable on the Optional Redemption Date at the place or places stated in the Notice of Optional Redemption and at the applicable Redemption Price.

(c) Each Notice of Optional Redemption shall specify:

(i) the Optional Redemption Date;

(ii) the Redemption Price;

(iii) that on the Optional Redemption Date, the Redemption Price will become due and payable;

(iv) the place or places where such Convertible Notes are to be surrendered for payment of the Redemption Price;

(v) that Holders may surrender their Convertible Notes for conversion at any time prior to the close of business on the Trading Day immediately preceding the Optional Redemption Date; and

(vi) in case any Convertible Note is to be redeemed in part only, the portion of the principal amount thereof to be redeemed and on and after the Optional Redemption Date, upon surrender of such Convertible Note, a new Convertible Note in principal amount equal to the unredeemed portion thereof shall be issued.

7.3. Restriction on Optional Redemption. The Issuer may not redeem any Convertible Notes on any date if the principal amount of the Convertible Notes has been accelerated in accordance with the terms herein, and such acceleration has not been rescinded, on or prior to the Optional Redemption Date (except in the case of an acceleration resulting from a default by the Issuer in the payment of the Redemption Price with respect to such Convertible Notes).

For the purposes of this Section 7, any capitalized terms used herein but not otherwise defined in this Convertible Note shall have the respective meanings ascribed to them in the Term Loan Credit Agreement.

8. Restrictions on Transfer.

8.1. Restricted Securities. By acceptance hereof, the Holder understands and agrees that this Convertible Note and the Common Stock receivable upon conversion hereof are characterized as “restricted securities” under the Securities Act inasmuch as they are being acquired from the Issuer in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, the Holder represents that it is familiar with Rule 144 promulgated by the Securities and Exchange Commission, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

8.2. [Reserved]

8.3. Legends. It is understood that, until the date that is the later of (1) the date that is one (1) year after the last date of original issuance of the Convertible Notes, or such shorter period of time as permitted by Rule 144 or any successor provision thereto, and (2) such later date, if any, as may be required by applicable law, each Convertible Note and each certificate evidencing Common Stock acquired upon conversion thereof (or evidencing any other securities issued with respect thereto) shall bear the following legend (unless such Convertible Notes have been transferred pursuant to a registration statement that has become or been declared effective under the Securities Act and that continues to be effective at the time of such transfer, or sold pursuant to the exemption from registration provided by Rule 144 or any similar provision then in force under the Securities Act), or unless otherwise agreed by the Issuer in writing:

THIS CONVERTIBLE NOTE HAS / THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS. SUCH SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES AND MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FILED BY THE ISSUER WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION COVERING SUCH SECURITIES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.

Any Convertible Note (or security issued in exchange or substitution therefor) (i) as to which such restrictions on transfer shall have expired in accordance with their terms, (ii) that has been transferred pursuant to a registration statement that has become effective or been declared effective under the Securities Act and that continues to be effective at the time of such transfer or (iii) that has been sold pursuant to the exemption from registration provided by Rule 144 or any similar provision then in force under the Securities Act, may, upon surrender of such Convertible Note for exchange to the Issuer, be exchanged for a new Convertible Notes, of like tenor and aggregate principal amount, which shall not bear the aforementioned restricted legend required.

9. Notices.

9.1. Notices to Holder of Convertible Notes. Any notice required by the provisions of this Convertible Note to be given to the Holder shall be in writing and may be delivered by any means (including personal delivery, expedited courier, messenger service, fax, ordinary mail or electronic mail), but no such notice, request, demand, claim or other communication will be deemed to have been duly given unless and until it actually is received by the intended recipient.

9.2. Notices to the Issuer. Whenever any provision of this agreement requires a notice to be given to the Issuer by the Holder, the holder of Common Stock obtained upon the conversion of a Convertible Note or the holder of any other security of the Issuer obtained in connection with a recapitalization, merger, dividend or other event affecting a Convertible Note, then and in each such case, such notice shall be in writing and may be delivered by any means (including personal delivery, expedited courier, messenger service, fax, ordinary mail or electronic mail), but no such notice, request, demand, claim or other communication will be deemed to have been duly given unless and until it actually is received by the Issuer.

No notice under this Section 9.2 shall be valid unless signed by the holder of the Convertible Note, Common Stock or other security giving the notice or in the case of a notice by holders of a specified percent in aggregate principal amount of outstanding Convertible Notes unless signed by each holder of a Convertible Note whose Convertible Note has been counted in constituting the requisite percentage of Convertible Notes required to give such notice.

10. No Rights as Stockholder. This Convertible Note, as such, shall not entitle the Holder to any voting rights or other rights as a stockholder of the Issuer.

11. Headings, Governing Law, Purchase Agreement to Control. The descriptive headings in this Convertible Note are inserted for convenience only and do not constitute a part of this Convertible Note. The validity, meaning and effect of this Convertible Note shall be determined in accordance with the laws of the State of New York without regard for its conflicts of laws principles, except Section 5-1401 of the New York General Obligations Law. In the case of a conflict between the provisions of this Convertible Note and the Purchase Agreement, the provisions of the Purchase Agreement shall control.

12. Severability. Whenever possible, each provision hereof shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision hereof is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or otherwise adversely affecting the remaining provisions hereof. If a court of competent jurisdiction should determine that a provision hereof would be valid or enforceable if a period of time were extended or shortened or a particular percentage were increased or decreased, then such court may make such change as shall be necessary to render the provision in question effective and valid under application law.

13. Additional Amounts. All payments and deliveries made by or on behalf of the Issuer or any of the Guarantors (including, in each case, any successor entity) under or with respect to the Convertible Notes or any other Note Document shall be made free and clear of, and without withholding or deduction for, or on account of, any present or future Taxes, unless such withholding or deduction is required by applicable Laws. If any applicable Law requires the deduction or withholding of any Tax from any such payment (as determined in the good faith discretion of the Issuer, any Guarantor, or any other applicable withholding agent), then the applicable withholding agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and if such Tax is an Indemnified Tax, then the sum payable to the Holder shall be increased by such Additional Amounts as may be necessary so that after making such deduction or withholding (including such deductions and withholdings applicable to the Additional Amounts), the beneficial owner of the Convertible Notes receives an amount equal to the sum it would have received had no such deduction or withholding been made. The Issuer or the relevant Guarantor shall use its reasonable efforts to obtain Tax receipts from each Governmental Authority evidencing the payment of any Taxes so deducted or withheld. The Issuer or the relevant Guarantor shall furnish to the Holder, within sixty (60) days after the date the payment of any Taxes so deducted or withheld is made, certified copies of Tax receipts evidencing payment by the Issuer or a Guarantor, as the case may be, a copy of any return reporting such payment or other evidence of such payment reasonably satisfactory to the Holder.

14. Mutilated, Destroyed, Lost or Stolen Notes. In case any Convertible Note shall become mutilated or be destroyed, lost or stolen, the Issuer shall execute and deliver a new Convertible Note in exchange and substitution for the mutilated Convertible Note, or in lieu of and in substitution for the Convertible Note so destroyed, lost or stolen. In every case the applicant for a substituted Note shall furnish to the Issuer such security or indemnity as may be required by it to hold it harmless from any loss, liability, cost or expense caused by or connected with such substitution, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Issuer evidence to its satisfaction of the destruction, loss or theft of such Note and of the ownership thereof. No service charge shall be imposed by the Issuer upon the issuance of any substitute Convertible Note, but the Issuer may require a Holder to pay a sum sufficient to cover any documentary, stamp, or similar issue or transfer tax required in connection therewith as a result of the name of the Holder of the new substitute Note being different from the name of the Holder of the old Note that became mutilated or was destroyed, lost or stolen. Every substitute Convertible Note issued pursuant to the provisions of this Section 14 by virtue of the fact that any Convertible Note is destroyed, lost or stolen shall constitute an additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Convertible Note shall be found at any time, and shall be entitled to all the benefits of (but shall be subject to all the limitations set forth in) this Convertible Note equally and proportionately with any and all other Convertible Notes duly issued under the Purchase Agreement. To the extent permitted by law, all Convertible Notes shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement, payment, redemption, conversion or repurchase of mutilated, destroyed, lost or stolen Convertible Notes and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement, payment, redemption, conversion or repurchase of negotiable instruments or other securities without their surrender.

15. Remedies. Holder shall have, in addition to the rights and remedies contained in this Convertible Note, all of the rights and remedies of a creditor, now or hereafter available at law or in equity. Holder may, at its option, exercise any one or more of such rights and remedies individually, partially, or in any combination. No right, power, or remedy conferred upon Holder shall be exclusive of any other right, power, or remedy referred to herein or now or hereafter available at law or in equity. In addition to all other amounts payable upon an Event of Default, the Issuer shall reimburse Holder for all of its out of pocket expenses (including reasonable legal fees) incurred in the enforcement of Holder’s rights and remedies in respect of this Convertible Note.

16. Amendment and Restatement. THIS CONVERTIBLE NOTE IS ISSUED IN SUBSTITUTION FOR, AND AMENDS AND RESTATES, SUPERSEDES AND CONTROLS IN ENTIRETY OVER THAT CERTAIN AMENDED AND RESTATED SENIOR SECURED CONVERTIBLE NOTE MADE BY THE ISSUER PAYABLE TO THE ORDER OF [HOLDER], DATED APRIL 8, 2022, WHICH AMENDED AND RESTATED THAT CERTAIN SENIOR SECURED CONVERTIBLE NOTE MADE BY THE ISSUER PAYABLE TO THE ORDER OF [HOLDER], DATED AUGUST 13, 2021, AND THIS CONVERTIBLE NOTE DOES NOT DISCHARGE, EXTINGUISH OR NEGATE THE DEBT EVIDENCED BY SUCH PRIOR CONVERTIBLE NOTES IN ANY RESPECT. NOTHING CONTAINED HEREIN SHALL CONSTITUTE OR BE DEEMED TO BE A NOVATION.

[Remainder of page intentionally left blank; signature page follows.]

IN WITNESS WHEREOF, AIRSPAN NETWORKS HOLDINGS INC. has duly caused this Convertible Note to be signed in its name and on its behalf by its duly authorized officer as of the date first above written.

AIRSPAN NETWORKS HOLDINGS INC. (formerly known as NEW BEGINNINGS ACQUISITION CORP.)

By:
Name:
Title:

EXHIBIT A

NOTICE OF CONVERSION

(to be signed upon conversion of the Convertible Note)

TO AIRSPAN NETWORKS HOLDINGS INC.:

The undersigned, the holder of the foregoing Convertible Note, hereby surrenders such Convertible Note for conversion into ______ shares of the common stock of Airspan Networks Holdings Inc., and requests that the certificates for such shares be issued in the name of, and delivered to, ________________________________________, whose address is __________________________________________________.

Dated: _____________________

(signature)

(address)

A-1

EXHIBIT B

[FORM OF] FUNDAMENTAL CHANGE REPURCHASE NOTICE

TO AIRSPAN NETWORKS HOLDINGS INC.:

The undersigned registered owner of this Convertible Note hereby acknowledges receipt of a notice from the Issuer as to the occurrence of a Fundamental Change with respect to the Issuer and specifying the Fundamental Change Repurchase Date and requests and instructs the Issuer to pay to the registered holder hereof in accordance with Section 6.1 of this Convertible Note the entire principal amount of this Convertible Note, or the portion thereof (that is $1,000 principal amount or an integral multiple thereof) below designated.

Dated: ____________

Signature(s)

Address

Principal amount to be repaid (if less than all):

$__________,000

B-1

EXHIBIT C

[FORM OF] EXCESS CASH FLOW OFFER

Date: ____________, ____

[Holder]

[Address]

[Address]

Attention: [______]

DBFIP ANI LLC, as Collateral Agent

[Address]

[Address]

Attention: [_____]

Re: Airspan Networks Holdings Inc. Excess Cash Flow Offer

This offer is given by [_______________], a Responsible Officer (as defined in the Purchase Agreement) of Airspan Networks Holdings Inc. (formerly known as New Beginnings Acquisition Corp.), a Delaware corporation (the “Issuer”) pursuant to Section 6.3(a) and (b) of that certain Second Amended and Restated Senior Secured Convertible Note dated as of May 18, 2023, issued by the Issuer to [__________] (the “Holder” and “you”) (such note, the “Convertible Note”). Capitalized terms used herein without definition shall have the meanings set forth in the Convertible Note.

The undersigned Responsible Officer of the Issuer hereby makes an Excess Cash Flow Offer as set forth in Section 6.3(b) of the Convertible Note, that the Issuer is hereby offering to purchase a portion of the Convertible Note on the following terms:

(1) the Holder is not required to tender its Convertible Note,

(2) any Convertible Note (or portions thereof) that is validly tendered shall be accepted for payment, subject to pro rata reduction as set forth in Sections 6.3(a) and (e) of the Convertible Note;

(3) any Convertible Note (or portions thereof) accepted for payment pursuant to the Excess Cash Flow Offer (and duly paid for on the Excess Cash Flow Payment Date) shall cease to accrue interest after the Excess Cash Flow Payment Date;

(4) any Convertible Note (or portions thereof) not validly tendered for payment shall continue to accrue interest;

(5) if the Holder elects to have a Convertible Note (or portions thereof) purchased pursuant to these terms, the Holder shall be required to notify the Issuer of its election before the close of business on the Excess Cash Flow Offer Expiration Date; and

(6) the Holder shall be entitled to withdraw its election if the Issuer receives, not later than the close of business on the Excess Cash Flow Offer Expiration Date, an electronic transmission or letter setting forth the Holder’s name, the principal amount of the Convertible Note (or portions thereof) it delivered for purchase and a statement that it is withdrawing its election to have such Convertible Note (or portions thereof) purchased.

The undersigned Responsible Officer of the Issuer hereby certifies to the Holder (in such officer’s capacity as a Responsible Officer, and not individually) that:

(A) the principal amount of Convertible Note subject to the Excess Cash Flow Offer equals $__________________;

(B) the Excess Cash Flow Offer Payment with respect to your Convertible Note equals $__________________;

(C) attached hereto as Annex A is the calculation of Consolidated Excess Cash Flow for the Fiscal Year ended December 31, ______; and

(D) the Excess Cash Flow Offer Expiration Date is ___________, 202[ ];1 and

(E) the Excess Cash Flow Payment Date is ___________, 202[_].2

[Issuer to insert any additional instructions or other information necessary to enable Holder to tender its Convertible Note (or portions thereof) purchased pursuant to this Excess Cash Flow Offer.]

Please notify the Issuer that the Holder is electing to redeem its Convertible Note (or portions thereof) by completing the form attached hereto as Annex B.

[Signature Page Follows]

[1]	To be no earlier than thirty (30) days and no later than sixty (60) days after the date of this notice.
[2]	To be not more than five (5) Business Days after the Excess Cash Flow Offer Expiration Date.

IN WITNESS WHEREOF, the undersigned officer (in his/her capacity as a Responsible Officer and not in any individual capacity) has executed and delivered this offer as of the date first set forth above.

AIRSPAN NETWORKS HOLDINGS INC. (formerly known as NEW BEGINNINGS ACQUISITION CORP.)

By:
Name:
Title:

Annex A

to Excess Cash Flow Offer

Calculation of Consolidated Excess Cash Flow

Annex A-1

Annex B

to Excess Cash Flow Offer

[1]

Date: ____________, ____

Airspan Networks Holdings Inc.

[Address]

[Address]

Attention: [______]

DBFIP ANI LLC, as Collateral Agent

[Address]

[Address]

[2]	Attention: [_____]

[3]	Re: OPTION OF THE HOLDER TO ELECT TENDER IN CONNECTION WITH EXCESS CASH FLOW OFFER

[4] Reference is made to the Second Amended and Restated Senior Secured Convertible Note dated as of May 18, 2023 (the “Convertible Note”) issued by Airspan Networks Holdings Inc. (formerly known as New Beginnings Acquisition Corp.), a Delaware corporation (the “Issuer”), to [__________] (the “Holder”). The Issuer made to the Holder an Excess Cash Flow Offer pursuant to the terms of the Excess Cash Flow Offer dated [_______, 20[__]]. In accordance with Section 6.3 of the Convertible Note, the undersigned Holder hereby elects to have all or a portion of its Convertible Note repurchased by the Issuer on the Excess Cash Flow Payment Date as follows:

[5] Principal amount to be tendered: $_______________

[6] Tax Identification No. of Holder: ________________

[7]

[8]	[HOLDER]
[9]
[10] Name:
[11] Title:

Annex B-1

EXHIBIT D

[FORM OF] MANDATORY PREPAYMENT OFFER

Date: ____________, ____

[Holder]

[Address]

[Address]

Attention: [______]

DBFIP ANI LLC, as Collateral Agent

[Address]

[Address]

Attention: [_____]

Re: Airspan Networks Holdings Inc. Mandatory Prepayment Offer

This offer is given by [_______________], a Responsible Officer (as defined in the Purchase Agreement) of Airspan Networks Holdings Inc. (formerly known as New Beginnings Acquisition Corp.), a Delaware corporation (the “Issuer”) pursuant to Section 6.4(a) and (b) of that certain Second Amended and Restated Senior Secured Convertible Note dated as of May 18, 2023, issued by the Issuer to [__________] (the “Holder” and “you”) (such note, the “Convertible Note”). Capitalized terms used herein without definition shall have the meanings set forth in the Convertible Note.

The undersigned Responsible Officer of the Issuer hereby makes a Mandatory Prepayment Offer as set forth in Section 6.4(b) of the Convertible Note, that the Issuer is hereby offering to purchase a portion of the Convertible Note on the following terms:

(1) the Holder is not required to tender the Convertible Note,

(2) any Convertible Note (or portions thereof) that is validly tendered shall be accepted for payment, subject to pro rata reduction as set forth in Sections 6.4(a) and (e) of the Convertible Note;

(3) any Convertible Note (or portions thereof) accepted for payment pursuant to the Mandatory Prepayment Offer (and duly paid for on the Mandatory Prepayment Date) shall cease to accrue interest after the Mandatory Prepayment Date;

(4) any Convertible Note (or portions thereof) not validly tendered shall continue to accrue interest;

(5) if the Holder elects to have a Convertible Note (or portions thereof) purchased pursuant to these terms, the Holder shall be required to notify the Issuer of its election before the close of business on the Mandatory Prepayment Offer Expiration Date; and

(6) the Holder shall be entitled to withdraw its election if the Issuer receives, not later than the close of business on the Mandatory Prepayment Offer Expiration Date, an electronic transmission or letter setting forth the Holder’s name, the principal amount of the Convertible Note (or portions thereof) it delivered for purchase and a statement that it is withdrawing its election to have such Convertible Note (or portions thereof) purchased.

The undersigned Responsible Officer of the Issuer hereby certifies to the Holder (in such officer’s capacity as a Responsible Officer, and not individually) that:

(A) the principal amount of the Convertible Note subject to the Mandatory Prepayment Offer equals $__________________;

(B) the Mandatory Prepayment Offer Amount with respect to your Convertible Note equals $__________________;

(C) attached hereto as Annex A is the calculation of the Excess Proceeds, which consists of [Debt Issuance Net Proceeds] [Excess Asset Disposition Net Proceeds] [Excess Condemnation Net Proceeds] [Excess Equity Issuance Net Proceeds];

(D) the Mandatory Prepayment Offer Expiration Date is ___________, 202[ ];3 and

(E) the Mandatory Prepayment Date is ____________, 202[_].4

[Issuer to insert any additional instructions or other information necessary to enable Holder to tender its Convertible Note (or portions thereof) purchased pursuant to this Mandatory Prepayment Offer.]5

Please notify the Issuer that the Holder is electing to redeem its Convertible Note (or portions thereof) by completing the form attached hereto as Annex B.

[Signature Page Follows]

[3]	To be no earlier than thirty (30) days and no later than sixty (60) days after the date of this notice.
[4]	To be not more than five (5) Business Days after the Mandatory Prepayment Offer Expiration Date.
[5]	Issuer to list the amount of Company Retained Net Cash Proceeds in connection with the consummation of the Divestiture Transaction in accordance with the terms of the Mimosa Purchase Agreement.

IN WITNESS WHEREOF, the undersigned officer (in his/her capacity as a Responsible Officer and not in any individual capacity) has executed and delivered this offer as of the date first set forth above.

AIRSPAN NETWORKS HOLDINGS INC. (formerly known as NEW BEGINNINGS ACQUISITION CORP.)

By:
Name:
Title:

[Signature Page to Mandatory Prepayment Offer]

Annex A

to Mandatory Prepayment Offer

Calculation of Excess Proceeds

Annex A-1

Annex B

to Mandatory Prepayment Offer

Date: ____________, ____

Airspan Networks Holdings Inc.

[Address]

[Address]

Attention: [______]

DBFIP ANI LLC, as Collateral Agent

[Address]

[Address]

Attention: [_____]

Re: OPTION OF THE HOLDER TO ELECT TENDER IN CONNECTION WITH MANDATORY PREPAYMENT OFFER

Reference is made to the Second Amended and Restated Senior Secured Convertible Note dated as of May 18, 2023 (the “Convertible Note”) issued by Airspan Networks Holdings Inc. (formerly known as New Beginnings Acquisition Corp.), a Delaware corporation (the “Issuer”), to [__________] (the “Holder”). The Issuer made to the Holder a Mandatory Prepayment Offer pursuant to the terms of the Mandatory Prepayment Offer dated [_______, 20[__]]. In accordance with Section 6.4 of the Convertible Note, the undersigned Holder hereby elects to have all or a portion of its Convertible Note repurchased by the Issuer on the Mandatory Prepayment Date as follows:

Principal amount to be tendered: $_______________

Tax Identification No. of Holder: ________________

[HOLDER]

Name:
Title:

Annex B-1

EXHIBIT E

[FORM OF] TERM LOAN REPAYMENT OFFER

Date: ____________, ____

[Holder]

[Address]

[Address]

Attention: [______]

DBFIP ANI LLC, as Collateral Agent

[Address]

[Address]

Attention: [_____]

Re: Airspan Networks Holdings Inc. Term Loan Repayment Offer

This offer is given by [_______________], a Responsible Officer (as defined in the Purchase Agreement) of Airspan Networks Holdings Inc. (formerly known as New Beginnings Acquisition Corp.), a Delaware corporation (the “Issuer”) pursuant to Section 6.5(a) and (b) of that certain Second Amended and Restated Senior Secured Convertible Note dated as of May 18, 2023, issued by the Issuer to [__________] (the “Holder” and “you”) (such note, the “Convertible Note”). Capitalized terms used herein without definition shall have the meanings set forth in the Convertible Note.

The undersigned Responsible Officer of the Issuer hereby makes a Term Loan Repayment Offer as set forth in Section 6.5(b) of the Convertible Note, that the Issuer is hereby offering to purchase a portion of the Convertible Note on the following terms:

(7) the Holder is not required to tender its Convertible Note,

(8) any Convertible Note (or portions thereof) that is validly tendered shall be accepted for payment, subject to pro rata reduction as set forth in Sections 6.5(a) and (e) of the Convertible Note;

(9) any Convertible Note (or portions thereof) accepted for payment pursuant to the Term Loan Repayment Offer (and duly paid for on the Term Loan Payment Date) shall cease to accrue interest after the Term Loan Payment Date;

(10) any Convertible Note (or portions thereof) not validly tendered for payment shall continue to accrue interest;

(11) if the Holder elects to have a Convertible Note (or portions thereof) purchased pursuant to these terms, the Holder shall be required to notify the Issuer of its election before the close of business on the Term Loan Repayment Offer Expiration Date; and

(12) the Holder shall be entitled to withdraw its election if the Issuer receives, not later than the close of business on the Term Loan Offer Expiration Date, an electronic transmission or letter setting forth the Holder’s name, the principal amount of the Convertible Note (or portions thereof) it delivered for purchase and a statement that it is withdrawing its election to have such Convertible Note (or portions thereof) purchased.

The undersigned Responsible Officer of the Issuer hereby certifies to the Holder (in such officer’s capacity as a Responsible Officer, and not individually) that:

(F) the principal amount of Convertible Note subject to the Term Loan Repayment Offer equals $__________________;

(G) the Term Loan Offer Amount with respect to your Convertible Note equals $__________________;

(H) attached hereto as Annex A is the calculation of the Term Loan Offer Amount;

(I) the Term Loan Repayment Offer Expiration Date is ___________, 202[ ];6 and

(J) the Term Loan Payment Date is ___________, 202[_].7

[Issuer to insert any additional instructions or other information necessary to enable Holder to tender its Convertible Note (or portions thereof) purchased pursuant to this Term Loan Repayment Offer.]

Please notify the Issuer that the Holder is electing to redeem its Convertible Note (or portions thereof) by completing the form attached hereto as Annex B.

[Signature Page Follows]

[6]	To be no earlier than thirty (30) days and no later than sixty (60) days after the date of this notice.
[7]	To be not more than five (5) Business Days after the Term Loan Repayment Offer Expiration Date.

IN WITNESS WHEREOF, the undersigned officer (in his/her capacity as a Responsible Officer and not in any individual capacity) has executed and delivered this offer as of the date first set forth above.

AIRSPAN NETWORKS HOLDINGS INC. (formerly known as NEW BEGINNINGS ACQUISITION CORP.)

By:
Name:
Title:

Annex A

to Term Loan Repayment Offer

Calculation of Term Loan Offer Amount

Annex A-1

Annex B

to Term Loan Repayment Offer

Date: ____________, ____

Airspan Networks Holdings Inc.

[Address]

[Address]

Attention: [______]

DBFIP ANI LLC, as Collateral Agent

[Address]

[Address]

Attention: [_____]

Re: OPTION OF THE HOLDER TO ELECT TENDER IN CONNECTION WITH TERM LOAN REPAYMENT OFFER

Reference is made to the Second Amended and Restated Senior Secured Convertible Note dated as of May 18, 2023 (the “Convertible Note”) issued by Airspan Networks Holdings Inc. (formerly known as New Beginnings Acquisition Corp.), a Delaware corporation (the “Issuer”), to [__________] (the “Holder”). The Issuer made to the Holder a Term Loan Repayment Offer pursuant to the terms of the Term Loan Repayment Offer dated [_______, 20[__]]. In accordance with Section 6.5 of the Convertible Note, the undersigned Holder hereby elects to have all or a portion of its Convertible Note repurchased by the Issuer on the Term Loan Payment Date as follows:

Principal amount to be tendered: $_______________

Tax Identification No. of Holder: ________________

[HOLDER]

Name:
Title:

Annex B-1